UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Augusta Gold Corp.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 20, 2024

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the “Meeting”) of holders of shares of common stock (“Shareholders”) of Augusta Gold Corp. (the “Company”) will be held at Suite 555, 999 Canada Place, Vancouver, British Columbia, V6C 3E1, on Thursday, June 20, 2024, at 10:00 a.m. (Vancouver time), for the following purposes:

1.	To elect directors of the Company for the ensuing year;

2.	To appoint Davidson & Company LLP as auditor of the Company until the next annual meeting, and to authorize the directors to fix their remuneration;

3.	To approve all unallocated options under the Company’s current stock option plan, as more particularly set out in the Management Information Circular and Proxy Statement for the Meeting (the “Proxy Statement”); and

4.	To transact such other business as many properly come before the Meeting or any adjournment thereof.

Accompanying this Notice of Meeting is the Proxy Statement, which provides additional information relating to the business to be conducted at the Meeting, a form of proxy (the “Proxy”) or voting instruction form (the “VIF”), and a form whereby Shareholders may request that the Company’s annual and/or interim financial statements and corresponding management’s discussion and analysis be mailed to them.

The board of directors of the Company recommends that you vote “FOR” each of the nominees to serve as director and “FOR” each of the proposals.

The board of directors of the Company has fixed a record date as of the close of business on May 2, 2024, for the purpose of determining the Shareholders of record that will be entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof. Each share of common stock is entitled to one vote per share on each matter presented at the Meeting. Cumulative voting is not permitted.

Proxies are being solicited by the board of directors of the Company. All shareholders who are record or beneficial owners of shares of common stock of the Company are invited to attend the Meeting in person. Your vote is important. Only record or beneficial owners of the shares of common stock of the Company may attend the Meeting in person. When you arrive at the Meeting, you must present adequate identification, such as a driver’s license. If you are a non-Registered Shareholder you will also be required to present a signed Proxy or VIF from your broker or other intermediary in whose name your shares are held.

Registered Shareholders who are unable to be present in person at the Meeting are requested to date, complete and return the materials in accordance with the instructions provided in the Proxy. If you are a non-registered Shareholder and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary. If you do not complete and return the materials in accordance with such instructions, you may lose your right to vote at the Meeting.

Dated as of May 9, 2024

BY ORDER OF THE BOARD OF DIRECTORS

“Donald R. Taylor”
DONALD R. TAYLOR
President and Chief Executive Officer

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

INFORMATION PROVIDED AS AT MAY 9, 2024 (unless otherwise stated)
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2024

PERSONS MAKING THE SOLICITATION

This Management Information Circular and Proxy Statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies being made by or on behalf of the board of directors (the “Board of Directors” or “Board”) of Augusta Gold Corp. (the “Company”) for use at the annual general meeting (the “Meeting”) of holders (the “Shareholders”) of the Company’s shares of common stock (“Common Shares”) to be held at Suite 555, 999 Canada Place, Vancouver, British Columbia, V6C 3E1, on Thursday, June 20, 2024, at 10:00 a.m. (Vancouver time) for the following purposes, as set forth in the accompanying notice of meeting (the “Notice of Meeting”):

1.	To elect directors of the Company for the ensuing year;

2.	To appoint Davidson & Company LLP as auditor of the Company until the next annual meeting, and to authorize the directors to fix their remuneration;

3.	To approve all unallocated options under the Company’s current stock option plan, as more particularly set out herein; and

4.	To transact such other business as many properly come before the Meeting or any adjournment thereof.

While it is expected that the solicitation of proxies will be made primarily by mail, proxies may also be solicited personally, by telephone or other means of communication by the directors, officers, employees and agents of the Company. All costs of this solicitation will be borne by the Company.

Unless otherwise indicated, all dollar amounts in this Proxy Statement are in United States dollars. The exchange rate of Canadian dollars into United States dollars based upon the exchange rate reported by the Bank of Canada on December 31, 2023, was C$1.00 = US$0.7561.

APPOINTMENT OF PROXIES

The accompanying form of proxy (the “Proxy”) names Mr. Richard Warke, Executive Chairman, or, failing him, Purni Parikh, Senior Vice President, Corporate Affairs, or, failing her, Tom Ladner, Vice President Legal, as proxyholder for the Shareholders at the Meeting, each of whom are directors or officers of the Company or both. A REGISTERED SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR THE SHAREHOLDER OR ON THE SHAREHOLDER’S BEHALF AT THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, HAS THE RIGHT TO DO SO, BY INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER VALID FORM OF PROXY. A proxy will not be valid unless the completed form of proxy is received by Endeavor Trust Corporation (the “Transfer Agent”) in accordance with the instructions in the form of Proxy not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting or any adjournment or postponement thereof. Late proxies may be accepted or rejected by the Chair of the Meeting at their discretion, and the Chair is under no obligation to accept or reject any particular late proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2024

The Notice of Meeting, this Proxy Statement for the Meeting, the Company’s Annual Report for the fiscal year ended December 31, 2023, and the form of Proxy Card (collectively, the “Proxy Materials”) are available at www.augustagold.com/investors/agm and are being mailed to the Shareholders on or about May 22, 2024. Information contained on or connected to the website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the United States Securities and Exchange Commission (the “SEC”).

NON-REGISTERED SHAREHOLDERS

Only registered Shareholders (“Registered Shareholders”) or duly appointed proxyholders are permitted to vote at the Meeting. Most Shareholders of the Company are “non-registered” Shareholders because the Common Shares they own are not registered in their names but are instead registered in the names of a brokerage firm, bank or other intermediary or in the name of a clearing agency. Shareholders who do not hold their Common Shares in their own name (referred to herein as “Beneficial Shareholders” or “Non-Registered Shareholders) should note that only Registered Shareholders (or duly appointed proxyholders) may complete a Proxy or vote at the Meeting in person. If Common Shares are listed in an account statement provided to a Shareholder by a broker, then in almost all cases those Common Shares will not be registered in such Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which company acts as nominee for many Canadian brokerage firms) or, in the United States, Shares registered in the name of “Cede & Co.”, the registration name of The Depository Trust Company of which the Intermediary is a participant. Common Shares held by brokers (or their agents or nominees) on behalf of a broker’s client can only be voted (for or against resolutions) at the direction of the Beneficial Shareholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the brokers’ clients.

Proxy-related materials are being sent to both Registered Shareholders and Beneficial Shareholders. Beneficial Shareholders fall into two categories – those who object to their identity being known to the issuers of securities which they own (“Objecting Beneficial Owners”, or “OBOs”) and those who do not object to their identity being made known to the issuers of the securities they own (“Non-Objecting Beneficial Owners”, or “NOBOs”). Subject to the provision of Rule 14a-13 of the United States Exchange Act of 1934, as amended (the “Exchange Act”) and National Instrument 54-101 – Communication with Beneficial Owners of Securities of Reporting Issuers (“NI 54-101”), issuers may request and obtain a list of their NOBOs from intermediaries via their transfer agents and other intermediaries and use this NOBO list for distribution of proxy-related materials to NOBOs.

The provisions of Rule 14a-13(c) and NI 54-101 permit the Company to deliver directly proxy-related materials to the Company’s NOBOs and OBOs who have not waived the right to receive them. The Company is not delivering proxy materials directly to NOBOs or OBOs (and is not sending proxy-related materials using notice-and-access). As a result, NOBOs and OBOs can expect to receive proxy-related materials, including a Voting Instruction Form (“VIF”) and related documents through your broker or through another intermediary. These VIFs are to be completed and returned in line with the instructions provided by your broker or other intermediary. NOBOs and OBOs should carefully follow the instructions provided, including those regarding when and where to return the completed VIFs.

Should a NOBO or OBO wish to attend and vote at the Meeting in person, the NOBO or OBO must insert the NOBO’s or OBOs name (or such other person as the NOBO or OBO wishes to attend and vote on the NOBO’s or OBOs behalf) in the blank space provided for that purpose on the VIF and return the completed VIF in line with the instructions provided by your broker or other intermediary. If a NOBO or OBO or a nominee of the NOBO or OBO is appointed as a proxyholder pursuant to such request, the appointed proxyholder will need to attend the Meeting in person in order for their votes to be counted.

NOBOs or OBOs that wish to change their vote must contact their broker or other intermediary who provided the instructions to arrange to change their vote in sufficient time in advance of the Meeting.

Only Registered Shareholders have the right to revoke a Proxy. NOBOs and OBOs who wish to change their vote must, sufficiently in advance of the Meeting, arrange for their respective intermediaries to change their vote and if necessary revoke their Proxy in accordance with the revocation procedures set out below.

All references to Shareholders in this Proxy Statement, the accompanying Proxy Card, and the Notice of Meeting of Shareholders are to Registered Shareholders of record unless specifically stated otherwise.

BROKER NON-VOTES

Brokers and other intermediaries, holding Common Shares in street name for non-Registered Holders, are required to vote the Common Shares in the manner directed by the non-Registered Holder (see discussion above). Under the rules of the New York Stock Exchange (the “NYSE”) (which governs United States brokers in these matters regardless of whether the issuer is listed on the NYSE), brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections and the vote on unallocated options under the Company’s stock option plan) unless the beneficial owner of such Common Shares has given voting instructions on the matter.

The absence of a vote on a matter where the broker has not received written voting instructions from a Non-Registered Holder is referred to as a “broker non-vote”. Any Common Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors other than fewer votes being cast in favor of the nominees. Because the approval of the unallocated options under the Company’s stock option plan requires the affirmative vote of a majority of the votes cast on the matter and broker non-votes will not be considered as votes cast and a broker non-vote will not have any impact on the approval of the unallocated options under the Company’s stock option plan.

REVOCATION OF PROXIES

A Shareholder who has delivered a Proxy for use at the Meeting may revoke it by (a) going online and completing a new Proxy at www.eproxy.ca, (b) except to the extent otherwise noted on such later Proxy, signing a new Proxy bearing a later date and depositing it at the place and within the time required for the deposit of proxies as described below, (c) executing an instrument in writing by the Shareholder or by the Shareholder’s attorney authorized in writing or, if the Shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and delivering it either (i) to the Corporate Secretary of the Company at Augusta Gold Corp., Suite 555-999 Canada Place, Vancouver, BC V6C 3E1, Attn: Corporate Secretary at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, or (ii) to the Chair of the Meeting on the day of the Meeting or any adjournment or postponement thereof or (d) registering with the scrutineer at the Meeting as a registered Shareholder present in person, whereupon any Proxy executed and deposited by such registered Shareholder will be deemed to have been revoked. A revocation of a Proxy does not affect any matter on which a vote has been taken prior to the revocation.

VOTING OF PROXIES

The Common Shares represented by a properly executed Proxy in favor of the individuals designated as management proxyholders in the form of Proxy will:

a.	be voted or withheld from voting in accordance with the instructions of the person appointing the management proxyholder on any ballot that may be called for; and

b.	where a choice with respect to any matter to be acted upon has been specified in the form of Proxy, be voted in accordance with the specification made in such Proxy.

If, however, direction is not given in respect of any matter, the Proxy will be voted as recommended by the Board.

The form of Proxy, when properly completed and delivered and not revoked, confers discretionary authority upon the individuals appointed as management proxyholder thereunder to vote with respect to amendments or variations of matters identified in the Notice of the Meeting, and in respect of other matters which may properly come before the Meeting, except as limited by applicable law. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting or any further or other business is properly brought before the Meeting, it is the intention of the individuals designated by management as proxyholders in the enclosed form of Proxy to vote in accordance with their best judgment on such matters or business. At the time of the printing of this Proxy Statement, management of the Company knows of no such amendment, variation or other matter which may be presented to the Meeting.

Return the Proxy:

a.	by completing a Proxy at the following website www.eproxy.ca;

b.	by executing and returning the paper Proxy Card that accompanied this Proxy Statement by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Endeavor Trust Corporation, 702 – 777 Hornby Street, Vancouver, BC V6Z 1S4 to be received by 10:00 am (Pacific Time) on June 18, 2024, or no later than 48 hours before any adjournment or postponement of the Meeting, or

c.	by executing and returning the paper Proxy Card that accompanied this Proxy Statement by email to proxy@endeavortrust.com, to be received by 10:00 am (Pacific Time) on June 18, 2024, or no later than 48 hours before any adjournment or postponement of the Meeting.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Board has fixed a record date as of the close of business on May 2, 2024 (the “Record Date”) for the purpose of determining the Shareholders of record that will be entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.

As at the Record Date, there were a total of 85,929,753 Common Shares outstanding. Except as may otherwise be set forth herein, each Common Share entitles the holder thereof to one vote for each share shown as registered in the holder’s name as of the Record Date. There is no cumulative voting permitted on any of the matters at the Meeting. Only Registered Shareholders at the close of business on the Record Date who either personally attend the Meeting or who have completed and delivered a form of Proxy in the manner and subject to the provisions described above shall be entitled to vote or to have their Common Shares voted at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information as of the approximate date of this Proxy Statement regarding the beneficial ownership of the Company’s Common Shares by:

●	each person or entity who, to the Company’s knowledge, owns more than 5% of its Common Shares;

●	the Company’s executive officers;

●	each director; and

●	all of the Company’s executive officers and directors as a group.

The percentages of Common Shares beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or dispositive power, which includes the power to dispose of or to direct the disposition of the security. Common Shares that a person has the right to acquire beneficial ownership of, within 60 days of the date of this filing, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned.

As of the approximate date of this filing, the Company had 85,929,753 Common Shares outstanding.

Executive Officers and Directors

Name and Address	Shares Owned	Percentage
Richard Warke (1) Suite 555 - 999 Canada Place Vancouver, BC V6C 3E1	43,565,388	41.8%

Don Taylor (2) Suite 555 - 999 Canada Place Vancouver, BC V6C 3E1	1,356,668	1.6%

John Boehner (3) Suite 555 - 999 Canada Place Vancouver, BC V6C 3E1	425,000	0.5%

Lenard Boggio (4) Suite 555 - 999 Canada Place Vancouver, BC V6C 3E1	467,222	0.5%

Daniel Earle (5) Suite 2915, 181 Bay St Toronto, ON M5J 2T3	1,733,467	2.0%

Poonam Puri (6) Suite 555 - 999 Canada Place Vancouver, BC V6C 3E1	469,444	0.5%

Tyler Minnick (7) Suite 555 - 999 Canada Place Vancouver, BC V6C 3E1	300,836	0.3%

Purni Parikh (8) Suite 555 - 999 Canada Place Vancouver, BC V6C 3E1	783,334	0.9%

Johnny Pappas (9) Suite 555 - 999 Canada Place Vancouver, BC V6C 3E1	410,000	0.5%

Tom Ladner (10) Suite 555 - 999 Canada Place Vancouver, BC V6C 3E1	220,000	0.3%

All executive officers and directors as a group (10 persons)	49,731,359	45.8%

Other 5% or Greater Stockholders (Common Stock)

Name and Address	Shares Owned	Percentage
Barrick Gold Corporation (11) Brookfield Place TD Canada Trust Tower 161 Bay Street, Suite 3700, Toronto, ON M5J 2S1	18,200,000	19.2%

The Beling Family Trust David Beling, Trustee 897 Quail Run Drive Grand Junction, CO 81505	4,693,701	5.5%

(1)	Includes the following: 800,000 vested options, 25,390,388 shares of Common Stock and 17,375,000 shares underlying warrants, of which all of the shares of Common Stock and all of the shares underlying warrants are held by Augusta Investments Inc., a company wholly owned by Mr. Warke.

(2)	Includes the following: 683,334 vested options, 206,667 shares of Common Stock and 466,667 shares underlying warrants.

(3)	Includes the following: 425,000 vested options.

(4)	Includes the following: 425,000 vested options and 42,222 shares of Common Stock.

(5)	Includes the following: 425,000 vested options, 891,800 shares of Common Stock and 416,667 shares underlying warrants, of which 561,800 shares of Common Stock and all of the shares underlying warrants are held by 2210637 Ontario Ltd., a company wholly owned by Mr. Earle.

(6)	Includes the following: 425,000 vested options and 44,444 shares of Common Stock.

(7)	Includes the following: 225,002vested options and 75,834 shares of Common Stock.

(8)	Includes the following: 400,000 vested options, 216,667 shares of Common Stock and 166,667 shares underlying warrants, of which 166,667 shares of Common Stock and all of the shares underlying warrants are held by Lions Gate Holdings Inc.

(9)	Includes the following: 350,000 vested options and 60,000 shares of Common Stock.

(10)	Includes the following: 150,000 vested options and 70,000 shares of Common Stock.

(11)	Includes 9,100,000 shares underlying warrants.

CHANGE IN CONTROL

The Company is not aware of any arrangement that might result in a change in control in the future. The Company has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

QUORUM

A quorum of Shareholders is necessary to hold a valid meeting. A quorum will be present if one-third of the outstanding Common Shares entitled to vote are present at the Meeting. A Shareholder’s Common Shares are counted as present at the Meeting if such Shareholder is present and vote in person at the Meeting or he/she has properly submitted a Proxy. A Shareholder’s Common Shares will be counted towards the quorum only if the Shareholder has submitted a valid Proxy. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Meeting may adjourn the Meeting to another date.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set out herein, no person who has been a director or executive officer of the Company at any time since the beginning of the last financial year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

PROPOSAL ONE - ELECTION OF DIRECTORS

At the date of this Proxy Statement there are six directors of the Company. The present term of office of each of these six directors will expire immediately prior to the election of directors at the Meeting. The Board does not contemplate that any of the nominees will be unable to serve as directors. Each director will hold office until the next annual meeting of the Company or until his or her earlier resignation or removal.

At the Meeting, the individuals nominated for election as directors of the Company will be voted on individually and the voting results for each nominee will be publicly disclosed in a news release.

Directors are elected by a plurality of the votes represented by the Common Shares present at the Meeting in person or by proxy. This means that the six director nominees with the most affirmative votes will be elected. The allowable votes with respect to the election of directors are “For” and “Withhold”. Directors are elected individually, and cumulative voting is not permitted in the election of directors. Broker non-votes will have no effect. Withheld votes will also have no effect, except as set out under the Company’s majority voting policy (the “Majority Voting Policy”).

The Company’s Majority Voting Policy stipulates that, in an uncontested election of directors, if a nominee receives a greater number of votes “withheld” from his or her election than votes “for” such election, the nominee will immediately submit his or her resignation to the Chair of the Board for consideration following the meeting (to take effect immediately upon acceptance by the Board). The Nominating and Corporate Governance Committee will consider the offer of resignation and will make a recommendation to the Board of whether or not to accept it. The Board shall review, consider and act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following the applicable meeting of the Shareholders. The Board shall accept the resignation absent exceptional circumstances that would warrant the nominee to continue to serve on the Board. The Company will promptly issue a press release announcing the Board’s decision, and a copy of that press release will be provided to the Toronto Stock Exchange (“TSX”). If the Board declines to accept the resignation, the press release shall fully state the reasons for its decision. Any director who tenders his or her resignation shall not participate in any Nominating and Corporate Governance Committee or Board meetings at which his or her resignation is considered. The Majority Voting Policy does not apply in circumstances involving contested director elections.

Unless such authority is withheld by a Shareholder, the management proxyholder named in the accompanying Proxy or VIF intend to vote “FOR” the election of the individuals whose names are set out below.

The Board recommends that Shareholders vote FOR each director nominee to the Board.

Directors

The following table and notes thereto state the name of each person proposed to be nominated by management for election as a director of the Company, the country in which he or she is ordinarily resident of, all offices of the Company currently held by him or her, his or her principal occupation, the business or employments of each proposed director within the preceding five years, the date he or she was first appointed as a director of the Company and the number of Common Shares beneficially owned by him or her, directly or indirectly, or over which he or she exercises control or direction, as at the Record Date. Poonam Puri, who has served as a director of the Company since January 7, 2021, and is currently a member of the Company’s audit committee and nominating and governance committee, is not standing for re-election.

Name of Proposed Director and Current Position with the Company and location of residence	Principal Occupation, Business or Employment During the Past Five Years	Date First Appointed as Director of the Company
Richard W. Warke Executive Chairman West Vancouver, BC Canada	Executive Chairman of the Company; Executive Chairman of Solaris Resources Inc. since January 2020; Executive Chairman of Titan Mining Corporation since October 2017 and President and CEO from October 2012 to September 2018; Director of Armor Minerals Inc. since February 2015 and President and CEO since October 2, 2018; Executive Chairman of Tethyan Resource Corp. from January 2019 to March 2020;	January 7, 2021
Donald R. Taylor President & CEO and Director Oro Valley, AZ USA	President and CEO of the Company; President & CEO of Titan Mining Corporation from September 2018 to present	October 26, 2020
Lenard Boggio Lead Director West Vancouver, BC Canada	Corporate director of several publicly listed corporations since his retirement in 2012 from PricewaterhouseCoopers LLP as Partner and senior member of the firm’s mining industry group in Vancouver.	January 19, 2021
John Boehner Director Marco Island, FL USA	Strategic Advisor for Squire Patton Boggs since November 2017.	January 7, 2021
Daniel Earle Director Toronto, ON Canada	President and Chief Executive Officer of Solaris Resources Inc. since November 2019; Vice President and Director of TD Securities from June 2007 to October 2019.	October 26, 2020

Richard Warke (appointed January 7, 2021)

Executive Chairman

Richard Warke is a Vancouver-based Canadian business executive with more than 35 years of experience in the international resource sector. In 2005, Mr. Warke founded the Augusta Group of Companies which has an unrivaled track record of value creation in the mining sector.

From 2006 and until 2018 Augusta founded, managed, and funded three world class mineral discoveries. Ventana Gold, discovered the La Bodega gold deposit in Colombia, now reported to host over 10Moz of gold, Augusta sold the company for $1.3B in 2011. Augusta Resource, advanced the Rosemont copper project in Arizona through drilling, feasibility and permitting to become one of the largest copper deposits in United States, it was sold for $667M in 2014. Arizona Mining, discovered the Taylor deposit and grew the Hermosa-Taylor deposit into one of the top five primary zinc deposits globally, largest in United States, prior to its sale for $2.1B in 2018.

Currently, Augusta Group is comprised of private businesses and public companies that currently includes Titan Mining Corporation, Augusta Gold Corp. and Solaris Resources Inc. Titan Mining operates a zinc mine in New York State, Augusta Gold is exploring for a gold mine in a prolific mining district in Nevada, and Solaris Resources is advancing a portfolio of copper and gold assets in the Americas, including a high-grade, world-class resource at its copper and gold project Warintza in Ecuador.

In addition, in 2017 Mr. Warke co-founded Equinox Gold which has now become a mid-tier gold producer and one of the fastest growing gold companies in the Americas growing to over a $3.0B market cap with mines in US, Mexico and Brazil.

During the course of his career, Mr. Warke has established a reputation for building successful companies by generating pioneering transactions in the mining sector through prudent investing in earlier stages of the mine cycle. His specialization is surfacing value through award-winning exploration efforts and rapidly advancing projects with consistent access to low-cost capital through exploration, feasibility, and permitting to point of sale or into production. His expertise, combined with his extensive relationships across the global mining sector, have resulted in rapid growth and a proven track record of success making him a widely-recognized strategic partner and a sought after industry expert for commentary on business, mining and related topics.

As determined by the Board, Mr. Warke’s qualification to serve on our Board is based on, among many attributes, Mr. Warke’s significant experience leading and building successful mining companies which is important to the Company and the Board because the Company and Board view this experience as crucial to the Company achieving its vision.

John Boehner (appointed January 7, 2021)

Director

John Boehner served as the 53rd Speaker of the United States House of Representatives from 2011 to 2015. A member of the Republican Party, Mr. Boehner was the U.S. Representative from Ohio’s 8th congressional district, serving from 1991 to 2015. He previously served as the House Minority Leader from 2007 until 2011, and House Majority Leader from 2006 until 2007. Following his career in government service, Mr. Boehner joined Squire Patton Boggs, a global law and public policy firm. He earned a Bachelor of Arts in business administration from Xavier University.

As determined by the Board, Mr. Boehner’s qualification to serve on our Board is based on, among many attributes, Mr. Boehner’s significant experience with public policy, governmental relations and regulatory matters which is important to the Company and the Board because the Company and Board view this experience as crucial to the Company achieving its vision.

Daniel Earle

Director

Daniel Earle has over 17 years of experience in the mining sector and capital markets, covering projects ranging from early stage exploration through feasibility and engineering to production. Mr. Earle is currently the President and CEO of Solaris Resources and also serves on its Board of Directors. Prior to joining Solaris in November 2019, he was a Vice President and Director at TD Securities where he covered the mining sector for over 12 years and established himself as a thought leader in the space. Prior to joining TD Securities in 2007, Mr. Earle was a senior executive with a number of Canadian and U.S. public mineral exploration and mining companies. He is a graduate and scholar of the Lassonde Mineral Engineering Program at the University of Toronto.

As determined by the Board, Mr. Earle’s qualification to serve on our Board is based on, among many attributes, Mr. Earle’s significant executive experience in the mining sector and capital markets, which is important to the Company and Board because the Company and Board view this experience as crucial to the Company achieving its vision.

Lenard Boggio (appointed January 20, 2021)

Director

Len Boggio was formerly a partner of PricewaterhouseCoopers LLP (PwC) where he served for more than 30 years until his retirement in May 2012. During that time, he was Leader of the B.C. Mining Group of PwC, a senior member of PwC’s Global Mining Industry Practice and an auditor of Canadian, U.S. U.K. and other internationally-listed mineral resource and energy clients. Mr. Boggio is a Fellow of the Chartered Professional Accountants of Canada (FCPA, FCA) and has served as president of the British Columbia Institute of Chartered Accountants and chairman of the Canadian Institute of Chartered Accountants.

As determined by the Board, Mr. Boggio’s qualification to serve on our Board is based on, among many attributes, Mr. Boggio’s significant accounting experience which is important to the Company and Board because the Company and Board view this experience as crucial to the Company achieving its vision.

Donald R. Taylor, P.G. (appointed CEO April 13, 2021)

President, CEO and Director

Donald R. Taylor has 30 years of mineral exploration experience with precious and base metals on five continents, taking projects from exploration to mine development. He is the recipient of the Prospectors and Developers Association of Canada’s 2018 Thayer Lindsley Award for the 2014 discovery of the Taylor lead-zinc-silver deposit in Arizona. Mr. Taylor has worked extensively for large and small cap companies, including Arizona Mining, BHP Minerals, Bear Creek Mining, American Copper and Nickel, Doe Run Resources and Westmont Mining Company. He is a Licensed Professional Geologist in several eastern and western states and a qualified person as defined by National Instrument 43-101. Mr. Taylor has a Bachelor of Science degree in Geology from Southeast Missouri State University and a Master of Science degree from the University of Missouri at Rolla.

As determined by the Board, Mr. Taylor’s qualification to serve on our Board is based on, among many attributes, Mr. Taylor’s significant mineral exploration experience which is important to the Company and Board because the Company and Board view this experience as crucial to the Company achieving its vision.

Tyler Minnick (appointed Interim CFO April 1, 2024)

Interim CFO

Mr. Minnick was appointed as interim Chief Financial Officer on April 1, 2024. Mr. Minnick was previously appointed to be the Chief Financial Officer for the Company in April 2019 and served through October 26, 2020. Thereafter, Mr. Minnick was retained as a consultant to the Company in relation to finance and administration. Mr. Minnick also serves as Chief Financial Officer of Athena Gold since May 2021. From August 2011 to September 2014, he was the Director of Finance and Administration as a fulltime employee of the Company and has been working as a consultant with the Company since September 2014. His principal occupation since September 2018 is acting as a Certified Public Accountant with Grand Mesa CPAs, LLC.

Purni Parikh

Senior Vice President, Corporate Affairs and Corporate Secretary

Purni Parikh has over 25 years of public company experience in the mining sector including corporate affairs and finance, legal and regulatory administration, and governance. Ms. Parikh joined Augusta Gold in October, 2020. She is President of the Augusta Group of Companies, and Senior Vice President, Corporate Affairs of Solaris Resources Inc. and Titan Mining Corporation. Ms. Parikh was previously Senior Vice President, Corporate Affairs and Corporate Secretary of Arizona Mining Inc. and Newcastle Gold Ltd., and Vice President, Corporate Secretary Augusta Resource Corporation and Ventana Gold Corp. prior to their acquisition. Ms. Parikh obtained a Certificate in Business from the University of Toronto and a Gemology degree. She holds the ICD.D designation from the Institute of Corporate Directors, and has worked extensively with boards.

Johnny Pappas

Vice President, Environmental & Permitting

Johnny Pappas has a distinguished career in the field of environmental management and permitting. Mr. Pappas recently, from January 2016 to August 2018, held the position of Vice-President, Environmental and Permitting for Arizona Mining where he directed the permitting of the Hermosa Taylor Deposit Project, Director of Environmental Affairs for Romarco Minerals Inc., from September 2009 to December 2015, where he was instrumental in directing the federal and state permitting of the Haile Gold Mine; the first gold mine permitted east of the Mississippi in the last 20 years. He was previously, from May 2008 to August 2009, the Environmental Manager of the Climax Mine. In addition, he has held several Senior Environmental Engineer positions with PacifiCorp, Plateau Mining and Santa Fe Pacific Gold. Mr. Pappas holds a B.Sc. degree in Geology and Business Administration. Mr. Pappas is recognized as a leader in his field and has won numerous awards including: the 2003 “Best of the Best” Award - awarded by the Department of Interior’s Office of Surface Mining in recognition for extraordinary personal commitment and outstanding contribution for the reclamation success at the Castle Gate Mine and the 2003 “Excellence in Surface Coal Mining Reclamation” Award.

Tom Ladner

Vice President, Legal

Tom Ladner is Vice President Legal for Augusta Gold Corp. and the Augusta Group of Companies, including Solaris Resources Inc., Titan Mining Corporation and Armor Minerals Inc. Mr. Ladner brings legal, securities and mining expertise to the Company, having advised on multiple M&A transactions valued in excess of C$1 billion and more than 30 financing transactions raising in aggregate more than C$1 billion. Prior to joining the Augusta Group in 2020, Mr. Ladner practiced law in the Securities and Capital Markets group of a major Canadian law firm. Mr. Ladner has his Honors in Business Administration (with distinction) from the Richard Ivey School of Business and his Juris Doctor from Western University.

Arrangements between Officers and Directors

Except as set forth above under “Change In Control”, to our knowledge, there is no arrangement or understanding between any of our directors or officers and any other person, including directors and officers, pursuant to which the director or officer was selected to serve as an officer.

Family Relationships

None of our directors or executive officers are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Other Directorships

At the date of this Proxy Statement, the Company’s directors were directors of other Canadian reporting issuers and were also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act) as follows:

Name of Director	Canadian reporting issuers	Issuers with a class of securities registered under Section 12 of the Exchange Act
John Boehner	Titan Mining Corporation	Acreage Holdings, Inc.
Lenard Boggio	Titan Mining Corporation, Rubicon Organics Inc.	Equinox Gold Corp.
Daniel Earle	Solaris Resources Inc.	N/A
Poonam Puri	Solaris Resources Inc., Colliers International Group Inc., DRI Healthcare Trust, and Propel Holdings Inc.	N/A
Donald R. Taylor	Solaris Resources Inc. and Titan Mining Corporation	N/A
Richard W. Warke	Solaris Resources Inc., Titan Mining Corporation, and Armor Minerals Inc.	N/A

Legal Proceedings

Other than as set out herein under “Corporate Cease Trade Orders or Bankruptcies”, we are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Shares, to file reports of ownership and changes of ownership of such securities with the SEC.

Based solely on a review of the reports received by the SEC, the Company believes that, during the fiscal year ended December 31, 2023, the Company’s officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

CORPORATE GOVERNANCE

Schedule 14A under the Exchange Act and National Instrument 58-101 – Disclosure of Corporate Governance Practices requires all companies to provide certain annual disclosure of their corporate governance practices. The Company’s approach to corporate governance is set out below. Pursuant to the requirements of Item 407 of Regulation SK under the Exchange Act, the Company has selected the independence requirements of the NYSE American stock exchange (the “NYSE American”) in determining the independence of its directors.

Board of Directors

The Board is nominating five individuals to the Company’s Board all of whom are current directors of the Company. The definition of “independent” directors under NI 52-110 – Audit Committees provides that a director is independent if he or she has no direct or indirect “material relationship” with the Company. Of the proposed nominees, Richard W. Warke, Executive Chairman of the Board, and Donald R. Taylor, President and CEO of the Company, are considered to be “non-independent” within the meaning of NI 52-110 and within the meaning of the rules of the NYSE American. The other proposed nominees, John Boehner, Lenard Boggio and Daniel Earle are considered by the Board to be “independent” within the meaning of NI 52-110 and the rules of the NYSE American.

Board Leadership Structure

To ensure the Board functions independently of management, the Board has appointed a Lead Director (Mr. Lenard Boggio). The Board believes that Mr. Boggio, by virtue of his extensive experience as an independent auditor is qualified to provide such leadership to the Company as it builds stockholder value through exploration drilling, project advancement, and economic optimization. In addition, the Board believes that its current composition, in which only two of the directors are members of management, also serves to ensure that the Board can function independently of management. The independent directors exercise their responsibilities for independent oversight of management through their majority position on the Board and ability to meet independently of management whenever deemed necessary by the Lead Director or any independent director. All of the members of the Audit Committee, and the majority of the members of the Nominating and Corporate Governance Committee and the Compensation Committee are independent directors. The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s share base, the Company’s peer group and other relevant factors, and has determined that having an Executive Chairman and an independent Lead Director is currently the most appropriate leadership structure for the Company.

The independent directors of the Company may hold scheduled meetings at which non-independent directors and members of management are not in attendance. During the calendar year ended December 31, 2023, the Audit Committee held four meetings, the Compensation Committee held one meeting and the Nominating and Corporate Governance Committee held one meeting.

Meetings of the Board

During the calendar year ended December 31, 2023, the Board held three meetings. Messrs. Taylor, Boehner, Boggio, Earle and Ms. Puri attended three of three Board meetings. Mr. Warke attended two of three Board meetings.

Orientation and Continuing Education

The Nominating and Corporate Governance Committee is responsible for ensuring that new directors are provided with an orientation including information about the duties and obligations of directors, the business and operations of the Company, documents from recent Board meetings as applicable, and opportunities for meetings and discussion with senior management and other directors. Directors are expected to attend all scheduled Board and committee meetings as applicable either by telephone conference or in person when possible.

The Board recognizes the importance of ongoing director education and the need for each director to take personal responsibility for the process. To facilitate ongoing education of the Company’s directors, the Company supports training or education in areas relating to their role as a director of the Company; arranges visitation by directors to the Company’s facilities and operations; and encourages presentations by outside experts to the Board or committees on matters of particular importance or emerging significance.

Ethical Business Conduct

The Board has adopted a Code of Business Conduct and Ethics (the “Ethics Code”) for its directors, officers and employees. The Company’s reporting contacts for the purposes of the Ethics Code, the Chairman of the Audit Committee and the Ethics Officer of the Company, have the responsibility for monitoring compliance with the Ethics Code by ensuring all directors, officers and employees receive and become thoroughly familiar with the Ethics Code and acknowledge their support and understanding of the Ethics Code. Any non-compliance with the Ethics Code is to be reported to either the Chairman of the Audit Committee or the Ethics Officer, or other designated persons. The CFO has been designated the Ethics Officer of the Company. A copy of the Ethics Code may be accessed on the Company’s website at www.augustagold.com. We will post any amendments to, or waivers from, including an implicit waiver, the Ethics Code on that website.

The Board ensures that directors, officers and employees are familiar with the Ethics Code to ensure that they exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest. To encourage and promote a culture of ethical business conduct, the Board has adopted a Corporate Disclosure Policy and a Whistleblower Policy. Both of these policies are available on the Company’s website at www.augustagold.com. In addition, the Board requests from management periodic reports relating to any fraud or unethical behavior.

Hedging Policy

The Company’s Corporate Disclosure Policy prohibits directors, officers and other employees of the Company from engaging in hedging or monetization transactions, including, for greater certainty, purchasing financial instruments such as variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of the Company’s securities granted as compensation or held, directly or indirectly, by such director, officer or employee. The policy notes that these types of transactions may permit continued ownership of our securities obtained through the Company’s Stock Option Plan or otherwise without the full risks and rewards of ownership. When that occurs, a person entering into this type of transaction may no longer have the same objectives as other Shareholders.

Diversity

The Board values the benefits that diversity can bring and seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of experience, skills and backgrounds collectively reflecting the strategic needs of the business and the nature of the environment in which the Company operates.

In identifying qualified candidates for nomination to the Board, the Nominating and Corporate Governance Committee will consider prospective candidates based on merit, having regard to those competencies, expertise, skills, background and other qualities identified from time to time by the Board as being important in fostering a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination.

The Nominating and Corporate Governance Committee will give due consideration to characteristics, such as gender, age, ethnicity, disability, sexual orientation and geographic representation, which contribute to board diversity. The Nominating and Corporate Governance Committee may, in addition to conducting its own search, engage qualified independent advisors to assist in identifying prospective diverse director candidates that meet the selection criteria established by the Board and that support its diversity objectives.

The Company does not adhere to any specific targets or quotas in determining Board membership. The Nominating and Corporate Governance Committee does not believe that implementing arbitrary targets for the composition of the Board will serve the Company’s best interests in obtaining the highest caliber executives. The Nominating and Corporate Governance Committee strives to attract individuals who best meet the Company’s needs at a given point in time.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Executive Chairman or one or more of the non-management directors by using the contact information provided on the Company’s website. Shareholders may also send communications by letter addressed to the Corporate Secretary of the Company at Suite 555, 999 Canada Place, Vancouver, British Columbia, V6C 3E1. All communications addressed to the Corporate Secretary will be received and reviewed by that officer. The receipt of concerns about the Company’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

Board’s Role in Risk Oversight

The Board considers the understanding, identification and management of risk as essential elements for the successful management of the Company. The Company faces a variety of risks, including credit risk, liquidity risk and operational risk. The Board believes an effective risk management system will: (i) timely identify the material risks that the Company faces; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committees of the Board; (iii) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile; and (iv) integrate risk management into the Company’s decision-making.

Risk oversight begins with the Board and the Audit Committee. The Audit Committee is chaired by Lenard Boggio and two other independent directors sit on the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Company’s effectiveness in identifying and appropriately controlling risks.

The Company also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. Our risk management framework is designed to:

●	identify, monitor, report and properly quantify risks;

●	define and communicate the types and amount of risk the Company is willing to take;

●	communicate to the appropriate management level the type and amount of risk taken;

●	maintain a risk management organization that is independent of the risk-taking activities; and

●	promote a strong risk management culture that encourages a focus on risk-adjusted performance.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

Assessment

The Board currently does not have a formal process in place to assess its committees and individual directors with respect to their effectiveness and contribution. This matter has been discussed among the Board members and it was felt that the current size and constitution of the Board allows for informal discussions regarding the contribution of each director. In addition, each individual director is significantly qualified through their current or previous positions to fulfil their duties as a Board member. A formal process for evaluating the Board, its committees and individual directors may be implemented in the future.

Board Committees

Audit Committee and Audit Committee Financial Expert

The Company has a standing Audit Committee and an audit committee charter, which complies with Rule 10A-3 of the Exchange Act. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently composed of three directors, Lenard Boggio, Daniel Earle and Poonam Puri, each of whom, in the opinion of the Board, are independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE American Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE American Company Guide).

No member of the Audit Committee has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board, assists the Board in fulfilling its oversight responsibilities. The directors are responsible for monitoring (i) the Company’s accounting and financial reporting processes; (ii) the integrity of the financial statements of the Company, (iii) compliance by the Company with legal and regulatory requirement; (iv) the independent auditor’s qualifications, independence and performance; and (v) business practices and ethical standards of the Company. A copy of the Audit Committee Charter is available on the Company’s website at www.augustagold.com.

During the fiscal year ended December 31, 2023, the Audit Committee held four meetings.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee acts under a written charter adopted and approved by the Board which is reviewed annually. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act and Section 803A of the NYSE American Company Guide and “independent” and “financially literate” within the meaning of such terms in NI 52-110. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board has identified Lenard Boggio as the “Audit Committee Financial Expert.”

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be nominated for Shareholder approval as the Company’s independent auditor. The Audit Committee is responsible for recommending to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in its annual report. The Audit Committee took a number of steps in making this recommendation for fiscal year ended December 31, 2023.

First, the Audit Committee discussed with Davidson & Company, LLP those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with Davidson & Company, LLP the independence of Davidson & Company, LLP and received from Davidson & Company, LLP the written disclosures and the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Company’s management and Davidson & Company, LLP, the Company’s audited financial statements, including the consolidated balance sheets at December 31, 2023, the consolidated statements of operations and comprehensive loss, cash flows and changes in equity for the fiscal year ended December 31, 2023, and the notes thereto as at and for the year ended December 31, 2023.

Based on the discussions with Davidson & Company, LLP concerning the audit, the independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Submitted by:

Audit Committee of the Board of Directors

/s/ Lenard Boggio

/s/ Daniel Earle

/s/ Poonam Puri

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is chaired by Poonam Puri. Its other member as of the date of this Proxy Statement is John Boehner. The role of the Nominating and Corporate Governance Committee is to (1) develop and monitor the effectiveness of the Company’s system of corporate governance; (2) establish procedures for the identification of new nominees to the Board and lead the candidate selection process; (3) develop and implement orientation procedures for new directors; (4) assess the effectiveness of directors, the Board and the various committees of the Board; (5) ensure appropriate corporate governance and the proper delineation of the roles, duties and responsibilities of management, the Board and its committees; and (6) assist the Board in setting the objectives of the Chief Executive Officer and evaluating the performance of the Chief Executive Officer. The Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.augustagold.com.

The Nominating and Corporate Governance Committee met once during the fiscal year ended December 31, 2023.

Nominating Directors

The process by which the Board anticipates that it will identify new candidates is by keeping itself informed of potential candidates in the industry. Any Board member may suggest a director nominee. The Nominating and Corporate Governance Committee must formally review and consider the background, expertise, qualifications and skill sets, to the needs of the Company and recommend the appointment of the potential candidate to the Board as a whole.

Nominations by a Shareholder of candidates for election to the Board of Directors at a meeting of Shareholders may be made only if the Shareholder complies with the procedures set forth in the Company’s Bylaws, and any candidate proposed by a Shareholder not nominated in accordance with such provisions shall not be considered or acted upon.

A proposal by a Shareholder for the nomination of a candidate for election may be made only by notice in writing, delivered to the Board of Directors to the attention of the Corporate Secretary at: at Suite 555, 999 Canada Place, Vancouver, British Columbia, V6C 3E1.

In the case of an annual meeting of Shareholders, any such written proposal of nomination must be received by the Board of Directors not less than sixty days nor more than ninety days before the first anniversary of the date on which the Company held its annual meeting in the immediately preceding year; provided, however, that in the case of an annual meeting of Shareholders (A) that is called for a date that is not within thirty days before or after the first anniversary date of the annual meeting of Shareholders in the immediately preceding year, or (B) in the event that the Company did not have an annual meeting of Shareholder in the prior year any such written proposal of nomination must be received by the Board of Directors not less than five days after the earlier of the date the Company shall have (w) mailed notice to its Shareholders that an annual meeting of Shareholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of Shareholders will be held.

Such written proposal of nomination shall set forth: (A) the name and address of the Shareholder who intends to make the nomination, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of Common Shares of the Company beneficially owned within the meaning of Securities and Exchange Commission Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such Common Shares of the Company which are beneficially held by such Shareholder, any voting rights with respect to Common Shares not beneficially owned and other ownership or voting interest in Common Shares of the Company, whether economic or otherwise, including derivatives and hedges, (E) a description of any arrangement or understanding between each person so proposed and the Shareholder(s) making such nomination with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were to be solicited for the election as a director of each person so proposed.

Director Qualifications

The Board believes that all directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Nominating and Corporate Governance Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the Nominating and Corporate Governance Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

The Nominating and Corporate Governance Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

The qualifications of each of the Company’s directors are set forth in their respective biographies in this Proxy Statement.

Compensation Committee

The Compensation Committee is chaired by Lenard Boggio. Its other member as of the date of this Proxy Statement is Daniel Earle. Compensation for the Company’s directors and officers is determined by the Board based on the recommendations of the Compensation Committee. The Compensation Committee is entitled to consult with external experts on the adequacy of the compensation paid to the Company’s directors. The Compensation Committee has been established by the Board to review and recommend compensation policies and programs to the Company as well as salary and benefit levels for its executives. The objective of the Committee is to assist in attracting, retaining and motivating executives and key personnel in view of the Company’s goals. The Compensation Committee Charter is available on the Company’s website at www.augustagold.com. The Compensation Committee met once during the fiscal year ended December 31, 2023.

Other Board Committees

The Board does not have standing committees outside of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

EXECUTIVE COMPENSATION

The table below sets forth, for the last two fiscal years, the compensation earned by our named executive officers consisting of our Executive Chairman, Chief Executive Officer, Chief Financial Officer, VP Environmental Permitting and VP Operations.

Summary Compensation Table

						Non-Equity	Nonqualified
Name and Principal Position	Year	Salary(2)	Bonus(3)	Stock Awards(1)	Option Awards(1)	Incentive Plan Compensation	Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Richard Warke,	2023	$259,317	--	--		--	--	--	$259,317
Executive Chairman	2022	$268,964	--	--	$88,845	--	--	--	$357,809

Donald Taylor,	2023	$250,000	$87,500	--		--	--	--	$337,500
Chief Executive Officer	2022	$250,000	--	--	$93,283	--	--	--	$343,283

Michael McClelland,	2023	$152,812	$26,627	--	--	--	--	--	$179,439
Chief Financial Officer	2022	$129,885	$48,029	--	$44,423	--	--	--	$222,337

Johnny Pappas,	2023	$200,000	--	--		--	--	--	$200,000
VP Environmental & Permitting	2022	$200,000	--	--	$38,260	--	--	--	$238,260

Jim Wickens,	2023	$210,000	--	--		--	--	--	$210,000
VP Operations	2022	$122,500	--	--	$232,012	--	--	--	$354,512

(1)	Represents the aggregate grant date fair value computed in accordance with FASB 123.
(2)	Messrs Warke and McClelland were paid in C$ and translated into US$ using the average 2023 exchange rate per Bank of Canada of 1.3497 and 1.3013 for 2022. Payments made by the Company to Mr. Warke were to Augusta Capital Corporation, a private company 100% beneficially held by Mr. Warke.
(3)	2022 bonus paid in the first quarter of 2023, 2023 bonus payable in 2024.

Consulting Agreements

The Company has entered into a consulting agreement with Augusta Capital Corporation, a private company 100% beneficially held by Mr. Warke, Chairman of the Company. Under the terms of the agreement, Augusta Capital Corporation. is paid a monthly rate of C$29,167 and is eligible for an annual success fee of C$245,000 at the discretion of the Board. In the event of a change of control, Augusta Capital Corporation shall be paid a success fee of C$1,785,000. The agreement went into effect January 1, 2021 and remains in effect until terminated.

Employment Agreements

Donald Taylor, Michael McClelland, Johnny Pappas and Jim Wickens

The Company has entered into an employment or letter agreement with each of Mr. Taylor, Mr. McClelland and Mr. Pappas for an indefinite term. Each agreement provides for a base salary (as may be adjusted annually), a bonus, grant of Options, vacation time and various standard benefits including life, disability, medical, dental and reimbursement of reasonable expenses. Where applicable, the payment of a bonus is tied to corporate, operational and individual performance and the grant of Options are at the discretion of the Board. Bonuses are paid at the discretion of the Compensation Committee and the Board. Refer to the Summary Compensation Table above for compensation paid to, earned by or accrued for each of Mr. Taylor, Mr. McClelland and Mr. Pappas for fiscal year ended December 31, 2023.

Change of Control - Donald R. Taylor

If Mr. Taylor’s employment is terminated without cause or by him for good reason, the Company shall pay (in addition to basic entitlements for unpaid base salary to the date of termination, accrued and outstanding vacation pay and reimbursement for properly incurred business expenses) an amount in cash equal to one and one-half times his then base annual salary. Mr. Taylor will also be entitled to retain any vested securities granted to him under any compensation plan of the Company in accordance with such compensation plan. If Mr. Taylor is terminated without cause or resigns for any reason within six months following a Change of Control, he will be entitled to an amount in cash equal to two times the aggregate of his then base annual salary and target bonus. All unvested Options held by Mr. Taylor at the time of a Change of Control will vest on the date of such Change of Control.

Change of Control - Michael McClelland

If Mr. McClelland’s employment is terminated without cause or by him for good reason the Company will pay (in addition to basic entitlements for unpaid base salary to the date of termination, accrued and outstanding vacation pay and reimbursement for properly incurred business expenses) an amount in cash equal to one and one-half times the aggregate of his then base annual salary attributed to the Company. Mr. McClelland will also be entitled to retain any vested securities granted to him under any compensation plan of the Company in accordance with such compensation plan. In the event that Mr. McClelland is terminated without cause or resigns for any reason within six months following a Change of Control, he will be entitled to an amount in cash equal to two times the aggregate of his then base annual salary and target bonus attributed to the Company. All unvested Options held by Mr. McClelland at the time of a Change of Control will vest on the date of such Change of Control.

Change of Control - Johnny Pappas

If Mr. Pappas’ employment is terminated without cause or by him for good reason the Company will pay (in addition to basic entitlements for unpaid base salary to the date of termination, accrued and outstanding vacation pay and reimbursement for properly incurred business expenses) an amount in cash equal to one-half times the aggregate of his then base annual salary. Mr. Pappas will also be entitled to retain any vested securities granted to him under any compensation plan of the Company in accordance with such compensation plan. In the event that Mr. Pappas is terminated without cause or resigns for any reason within six months following a Change of Control, he will be entitled to an amount in cash equal to one and one-half times the aggregate of his then base annual salary and target bonus. All unvested Options held by Mr. Pappas at the time of a Change of Control will vest on the date of such Change of Control.

Change of Control - Jim Wickens

If Mr. Wickens’ employment is terminated without cause or by him for good reason the Company will pay (in addition to basic entitlements for unpaid base salary to the date of termination, accrued and outstanding vacation pay and reimbursement for properly incurred business expenses) an amount in cash equal to two months plus one month for every year of service to a maximum of six months. Mr. Wickens will also be entitled to retain any vested securities granted to him under any compensation plan of the Company in accordance with such compensation plan. In the event that Mr. Wickens is terminated without cause or resigns for any reason within six months following a Change of Control, he will be entitled to an amount in cash equal to one and one-half times the aggregate of his then base annual salary and target bonus. All unvested Options held by Mr. Wickens at the time of a Change of Control will vest on the date of such Change of Control.

Outstanding equity awards at year end December 31, 2023

The following table sets forth the stock options granted to our named executive officers as of December 31, 2023. No stock appreciation rights have been awarded.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options: (#) Exercisable	Number of Securities Underlying Unexercised Options: (#) Unexercisable	Option Exercise Price ($)		Name Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)
Richard Warke	533,333	266,667	C$	2.00	2/22/2026	--
Donald Taylor	350,000	--	C$	2.00	2/22/2026	--
Donald Taylor	333,333	166,667	C$	2.00	8/30/2026	--
Michael McClelland	266,667	133,333	C$	2.00	2/22/2026	--
Johnny Pappas	233,333	116,667	C$	2.00	2/22/2026	--
Jim Wickens	83,333	166,667	C$	2.05	6/01/2027	--

Director Compensation

The following table shows compensation paid to our directors (excluding compensation included under our summary compensation table above) for service as directors during the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)*	Option Awards ($)	All Other Compensation ($)	Total ($)
John Boehner	--		--	--	--
Daniel Earle	--		--	--	--
Poonam Puri	--		--	--	--
Lenard Boggio	--		--	--	--

*	Represents the aggregate grant date fair value computed in accordance with FASB 123.

Compensation of Directors

Directors that were also executive officers received no monetary compensation for serving as a Director. Non-executive directors are granted non-qualified stock options as compensation. Such stock option awards are determined at the sole discretion of the Company’s Compensation Committee.

Pay versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (as defined by SEC rules) and certain financial performance metrics of the Corporation for the last three fiscal years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (“SCT”), as the SEC’s valuation methods for this section differ from those required in the SCT. The table below summarizes compensation values both as previously reported in our SCT, as well as the adjusted values required in this section for the 2021, 2022 and 2023 calendar years. As the pay versus performance requirements are relatively new, the Compensation Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions.

The following table sets forth information concerning the compensation of our principal executive officer, or “PEO,” and, on an average basis, the compensation of our other named executive officers, or “NEOs,” for each of the years ending December 31, 2023, 2022 and 2021, as such compensation relates to our financial performance for each such year. The PEO for each of the years presented within the following tables was Donald Taylor, Chief Executive Officer. The NEOs for each of the years presented were Richard Warke, Executive Chairman, Michael McClelland, Chief Financial Officer, Johnny Pappas, Vice President, Environmental and Permitting, and Jim Wickens, Vice President, Operations. Maryse Belanger, former CEO, was also an NEO for 2021.

Year	SCT Total for PEO	Compensation Actually Paid to PEO(1)	Average SCT Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(3)	Net Loss (Income) (Dollars in thousands)
2023	$337,500	$337,500	$212,189	$212,189	$64.89	$(6,658)
2022	$343,283	$250,000	$293,230	$192,345	$148.94	$19,720
2021	$763,960	$176,166	$459,639	$121,866	$46	$3,452

(1)	The dollar amounts reported for the PEO under “Compensation Actually Paid” represent the amount of “Compensation Actually Paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the PEO’s total compensation for each year to determine the compensation actually paid:

Reconciliation of PEO SCT Total and Compensation Actually Paid	2023	2022	2021
Total Compensation as reported in SCT	$337,500	$343,283	$763,960
Fair value of equity awards granted during year as reported in SCT	$0	$93,283	$584,794
Fair value of equity compensation granted in current year—value at end of year-end	$0	$0	$0
Change in fair value for end of prior year to vesting date for awards made in prior years that vested during current year	$0	$0	$0
Change in fair value from end of prior year to end of current year for awards made in prior years that were unvested at end of current year	$0	$0	$0
Fair value of awards forfeited in current year determined at end of prior year	$0	$0	$0
Compensation Actually Paid	$337,500	$250,000	$179,166

(2)	The dollar amounts reported for the NEOs under “Compensation Actually Paid” represent the average amount of “Compensation Actually Paid” to the NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the NEOs’ average total compensation for each year to determine the compensation actually paid:

Reconciliation of NEO SCT Total and Compensation Actually Paid	2023	2022	2021
Total Compensation as reported in SCT	$848,756	$1,172,918	$2,298,194
Fair value of equity awards granted during year as reported in SCT	$0	$403,540	$1,688,865
Fair value of equity compensation granted in current year—value at end of year-end	$0	$0	$0
Change in fair value for end of prior year to vesting date for awards made in prior years that vested during current year	$0	$0	$0
Change in fair value from end of prior year to end of current year for awards made in prior years that were unvested at end of current year	$0	$0	$0
Fair value of awards forfeited in current year determined at end of prior year	$0	$0	$0
Compensation Actually Paid	$848,756	$769,378	$609,329

(3)	For purposes of calculating the cumulative total Shareholder return, the measurement period is the market close on the last trading day of 2020, through and including the end of the year for which cumulative total Shareholder return is being calculated.

Analysis of the Information Presented in the Pay Versus Performance Tables

Because we are not a production stage mining company, we did not have any revenue from continuing operations during the periods presented. Consequently, we have not historically focused on net income (loss) as a performance measure for our executive compensation programs. In 2021, we had net income of approximately $3.5 million and in 2022, we had net loss of $19.7 million. During the same period the compensation actually paid for our PEO increased slightly from $179,000 in 2021 to $250,000 in 2022 and compensation actually paid for our other NEOs increased slightly going from $609,000 in 2021 to $769,000 in 2022. In 2022, we had net loss of approximately $19.7 million and in 2023, we had net income of $6.7 million. During the same period the compensation actually paid for our PEO increased from $250,000 in 2022 to $337,500 in 2023 and average compensation actually paid for our other NEOs increased going from $192,345 in 2022 to $212,189 in 2023.

The following graph shows the compensation actually paid to Mr. Taylor and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Taylor) during the periods presented and total Shareholder return over those periods. Total Shareholder return decreased from 2020 to 2021, increased from 2021 to 2022 and decreased from 2022 to 2023. Mr. Taylor’s compensation actually paid showed an increase year over year for the three years and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Taylor) increased slightly over the three year period.

We utilize performance measures to align executive compensation with performance, but those tend not to be financial performance measures, such as total Shareholder return. For example, our named executive officers are eligible for stock option awards and other equity bonuses which are designed to provide appropriate incentives to our executives to achieve long-term corporate goals and increase Shareholder value. We believe stock options and equity awards, which are an integral part of our executive compensation program, are closely related to the Company’s performance, although not directly tied to total Shareholder return, because their value is directly correlated to the market price of our Common Shares and requires that the executive officer continues in our employment over the vesting period. As such, these stock option awards and other equity awards strongly align our executive officers’ interests with those of our Shareholders by providing a continuing financial incentive to maximize long-term value for our Shareholders and by encouraging our executive officers to continue in our employment for the long-term.

PROPOSAL TWO - APPOINTMENT OF AUDITORS

The Audit Committee has recommended to the Board that the Company propose Davidson & Company, LLP, the incumbent auditors, to the Shareholders for re-election as the Company’s auditors for the financial year ending December 31, 2023. Davidson & Company, LLP was first appointed auditors of the Company on June 5, 2019. Representatives of Davidson & Company, LLP are not expected to be present at the Meeting or be available to respond to questions from persons present at the Meeting. If representatives of Davidson & Company, LLP are present at the Meeting, the Chair of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

To approve the selection of Davidson & Company LLP as the Company’s independent auditors for the 2023 fiscal year, the proposal must receive an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter. Shareholders may vote “For”, “Against” or “Abstain” on this proposal. Abstentions will have no effect on the outcome of this proposal. Such proposal is a “routine” matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

Audit Fees

For the fiscal year ended December 31, 2023, the fees billed by Davidson & Company LLP, our principal accountant, to us for totaled $99,702 for services rendered for the review of the financial statements included in the 2023 quarterly reports on Form 10-Q filed with the SEC and for the audit of the 2022 annual financial statements.

Audit-Related Fees

For the fiscal years ended December 31, 2023, and 2022, there were no fees billed to us by our principal accountant for the audit or review of the financial statements that are not reported above under Audit Fees.

Tax Fees

For the fiscal year ended December 31, 2023, there were $34,315 tax fees billed to us by our principal accountant for the 2022 tax return. For the fiscal year ended December 31, 2022, there were $27,069 tax fees billed to us by our principal accountant for the 2021 tax return.

All Other Fees

For the fiscal year ended December 31, 2023, there were $3,543 additional fees billed to us by our principal accountant for services other than services described above, and none for the year ended December 31, 2022.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The policy of our Audit Committee is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Board on the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee approved all services that the independent auditors provided to the Company in the past two fiscal years.

Unless otherwise instructed by the Shareholder, the persons named in the form of Proxy shall vote the Common Shares represented by the Proxy in favour of the reappointment of Davidson & Company, LLP, as auditors of the Company and to authorize the Board to fix their remuneration through the Audit Committee.

The Board recommends a vote FOR the appointment of Davidson & Company LLP as auditors of the Company and to authorize the Board to fix their remuneration through the Audit Committee.

PROPOSAL THREE – APPROVAL OF UNALLOCATED OPTIONS

Approval of Unallocated Options

At the Meeting, management is seeking Shareholder approval of all unallocated options (the “Option Plan Resolution”) under the Company’s current stock option plan (the “Option Plan”). A copy of the Option Plan is attached as Appendix “B” to this Circular.

In order to comply with the rules of the TSX, all unallocated options under the Option Plan must be approved by ordinary resolution of the Shareholders of the Company every three years.

Accordingly, at the Meeting, Shareholders will be asked to pass the following ordinary resolution:

“RESOLVED THAT:

1.	all unallocated Options under the Company’s Stock Option Plan dated June 25, 2021, as amended (the “Option Plan”), are hereby ratified, confirmed and approved;

2.	the Company be and shall have the authority to grant stock options pursuant to and subject to the terms and conditions of the Option Plan until June 20, 2027, that is until the date that is three years from the date of the meeting at which Shareholder approval is currently being sought, unless the Option Plan is terminated earlier;

3.	the Company be and shall have authority to grant incentive stock options that are qualified under Section 422 of the United States Internal Revenue Code for up to 3,000,000 shares of common stock of the Company;

4.	any one director or officer of the Company be and is hereby authorized and directed, for and in the name of and on behalf of the Company, to execute and to deliver all such agreements, instruments, amendments, certificates and other documents and to perform all such acts or things as such director or officer may determine to be necessary or advisable for the purpose of giving full force and effect to the provisions of this resolution, the execution by such director or officer and delivery of any such agreement, instrument, amendment, certificate or other document or the performance of any such other act or thing being conclusive evidence of such determination.”

If Shareholder approval is not obtained at the Meeting, the Option Plan will continue to be in full force and effect and all options issued thereunder will continue unaffected. However, pursuant to the rules of the TSX, all unallocated options under the Option Plan will be cancelled as of June 20, 2024, and the Company will not be able to issue any additional Options under the Option Plan.

To be approved, the approval of the Option Plan Resolution must receive “For” votes from the holders of a majority of Common Shares present at the Meeting and cast for this proposal. You may vote “For”, “Against” or “Abstain” on this proposal. Abstentions and Broker non-votes will have no effect on the outcome of this proposal. In accordance with the Company’s by-laws (and as permitted by Nevada corporate law), an Abstain vote will not be counted as a vote cast on a particular matter.

Unless otherwise directed, the management proxy nominees named in the accompanying form of Proxy to this Circular intend to vote the Common Shares represented thereby FOR the approval of the Option Plan Resolution.

The Board recommends that Shareholders vote FOR the approval of the Option Plan Resolution.

Stock Option Plan Summary

The Option Plan was adopted by the Board on February 22, 2021, and approved by Shareholders on July 29, 2021. Pursuant to the policies of the TSX, all unallocated options, rights or other entitlements under a security-based compensation arrangement that do not have a fixed maximum number of securities issuable must be approved by the listed issuer’s securityholders when instituted and then every three years after the institution of such compensation arrangement.

The summary of the Option Plan set out below is intended to be a brief description and is subject to and qualified in its entirety by the full text of the Option Plan. Capitalized terms used in the following section “Summary of the Option Plan” but not otherwise defined in this Proxy Statement have the meanings given to them in the Option Plan.

Summary of the Option Plan

The purpose of the Option Plan is to secure for the Company and the Shareholders the benefits of the incentives inherent to Common Share ownership by officers, directors and other eligible persons who, in the judgment of the Board, will have a sufficient role in the Company’s growth and success.

Directors, officers and employees of, and consultants to, the Company or any of its subsidiaries, as well as employees of companies providing management services or support to the Company or any of its subsidiaries (each, an “Eligible Person”), are eligible to receive Option grants under the Option Plan. The Option Plan includes the following significant terms and restrictions:

●	The aggregate number of Common Shares that may be reserved for issuance pursuant to the Option Plan and all other share Compensation Arrangements may not exceed 10% of the number of Common Shares issued and outstanding from time to time. Of this number, a maximum of 3,000,000 Common Shares may be granted as Incentive Stock Options.

●	Any Common Shares subject to an Option that expires or terminates without having been fully exercised may be made the subject of a further Option.

●	Upon the partial or full exercise of an Option, the Common Shares issued upon such exercise will automatically become available to be made the subject of a new Option, provided that the total number of Common Shares reserved for issuance under the Option Plan does not exceed 10% of the number of Common Shares then issued and outstanding.

●	The aggregate number of Common Shares reserved for issuance pursuant to the Option Plan or any other share Compensation Arrangement to any one Participant may not exceed 5% of the number of Common Shares issued and outstanding at any time.

●	The aggregate number of Common Shares issuable pursuant to the Option Plan or any other share Compensation Arrangement to Insiders may not exceed 10% of the number of Common Shares issued and outstanding at any time.

●	The aggregate number of Common Shares issued to Insiders pursuant to the Option Plan or any other share Compensation Arrangement in any one-year period may not exceed 10% of the number of Common Shares then issued and outstanding.

●	In lieu of paying the aggregate exercise price to purchase Common Shares, but subject to satisfaction of any applicable taxes, the Optionee may elect to receive, without payment of cash, in consideration for the surrender of the applicable portion of a then vested and exercisable Option to the Company, a number of Common Shares determined in accordance with the following formula: A = B (C – D)/C, where: A = the number of Common Shares to be issued to the Optionee pursuant to the cashless exercise contemplated hereby; B = the number of Common Shares otherwise issuable upon the exercise of the Option or the portion of the Option being exercised; C = the closing price of a Common Share on the Toronto Stock Exchange on the trading day immediately preceding the date of delivery of a Notice of Cashless Exercise by the Optionee to the Company, rounded up to the nearest whole cent; and D = the exercise price for such Options.

Subject to the terms of the Option Plan, the Exercise Price for each Common Share subject to an Option will be determined by the Board at the time of the Option grant, and may not be lower than the last closing price of a common share on the TSX preceding the time of the Option grant, rounded up to the nearest whole cent.

Options will vest and become exercisable at such time or times as may be determined by the Board on the date of the Option grant.

Unless the Board determines otherwise and subject to any accelerated termination in accordance with the Option Plan, each Option will expire on the fifth anniversary of the date on which it was granted. In no event may an Option expire later than the tenth anniversary of the date on which it was granted. If the date on which an Option is scheduled to expire occurs during, or within ten business days after the last day of, a Black Out Period applicable to the Optionee, then the date on which the Option will expire will be extended to the last day of such ten-business day period.

Options are non-assignable and non-transferable, with the exception of an assignment by testate succession or by the laws of descent and distribution upon the death of an Optionee.

If an Optionee ceases to be an Eligible Person (other than by reason of death, permanent disability or termination for cause), the Optionee may exercise any vested Options for a period of 30 days after the Optionee ceases to provide services to the Company or any of its subsidiaries, subject to the earlier expiry of the Options. If an Optionee ceases to be an Eligible Person by reason of death, the Optionee’s heir may exercise any vested Options for one-year following the date of the Optionee’s death, subject to the earlier expiry of the Options. If an Optionee ceases to be an Eligible Person while on permanent disability, the Optionee or his legal representatives may exercise any vested Options until the one-year anniversary of the Optionee ceasing to be an Eligible Person due to the disability of the Optionee or the expiry date of the Option, whichever is earlier. If an Optionee is dismissed for cause, any Options (whether vested or unvested) held by such Optionee shall terminate immediately upon receipt by the Optionee of notice of such dismissal.

If a “Change of Control” (as defined below) occurs, the Board may, in its discretion, (a) amend, abridge or otherwise eliminate any vesting schedule so that notwithstanding the other terms of any outstanding Option or the Option Plan, any outstanding Option may be exercised in whole or in part by the Optionee and/or (b) determine that all holders of outstanding Options with an exercise price equal to or greater than the price per Common Share provided for in the transaction giving rise to such Change of Control shall be entitled to receive and shall accept, immediately prior to or concurrently with the transaction giving rise to such Change of Control, in consideration for the surrender of such Options, the value of such Options determined in accordance with the Black and Scholes Option Pricing Model, as determined by the Board.

The Board may from time to time, subject to applicable law and any required approval of the TSX, any other regulatory authority, or the Shareholders, suspend, terminate or discontinue the Option Plan at any time, or amend or revise the terms of the Option Plan or of any Option granted thereunder; provided that no such amendment, revision, suspension, termination or discontinuance can adversely affect the rights of an Optionee under any previously granted Option except with the consent of that Optionee.

Shareholder approval shall not be required for the following amendments, subject to any regulatory approvals, including, where required, the approval of the TSX:

1.	amendments to the Option Plan to ensure continuing compliance with applicable laws, regulations, requirements, rules or policies of any governmental or regulatory authority or any stock exchange;

2.	amendments of a “housekeeping”, clerical, technical or stylistic nature, which include amendments relating to the administration of the Option Plan or to eliminate any ambiguity or correct or supplement any provision herein which may be incorrect or incompatible with any other provision hereof;

3.	changing the terms and conditions governing any Option(s) granted under the Option Plan, including the vesting terms, the exercise and payment method, the Exercise Price and the effect of the Optionee’s death or permanent disability, the termination of the Optionee’s employment, term of office or consulting engagement or the Optionee ceasing to be an Eligible Person;

4.	determining that any of the provisions of the Option Plan concerning the effect of the Optionee’s death or permanent disability, the termination of the Optionee’s employment, term of office or consulting engagement or the Optionee ceasing to be an Eligible Person shall not apply for any reason acceptable to the Board;

5.	amendments to the definition of Eligible Person;

6.	changing the termination provisions of the Plan or any Option which, in the case of an Option, does not entail an extension beyond an Option’s originally scheduled expiry date;

7.	changing the terms and conditions of any financial assistance which may be provided by the Company to Optionees to facilitate the purchase of Common Shares under the Option Plan, or adding or removing any provisions providing for such financial assistance;

8.	amendments to the cashless exercise feature set out in Section 2.8 of the Option Plan;

9.	the addition of or amendments to any provisions necessary for Options to qualify for favourable tax treatment to Optionees or the Company under applicable tax laws or otherwise address changes in applicable tax laws;

10.	amendments relating to the administration of the Option Plan; and

11.	any other amendment, whether fundamental or otherwise, not requiring Shareholder approval under applicable law or the rules or policies of any stock exchange upon which the Common Shares trade from time to time.

Notwithstanding anything contained in the Option Plan to the contrary, no amendment requiring the approval of the Shareholders under applicable law or the rules or policies of any stock exchange upon which the Common Shares trade from time to time shall become effective until such approval is obtained. In addition to the foregoing, approval by the Shareholders by ordinary resolution shall be required for:

1.	any amendment to the provisions of Section 3.9 of the Option Plan that is not an amendment within the nature of Sections 3.9(a)(i) and 3.9(a)(ii) of the Option Plan;

2.	any increase in the maximum number of Common Shares that can be issued under the Option Plan, except in connection with an adjustment made in accordance with the Adjustment Provisions;

3.	any reduction in the Exercise Price of an Option granted under the Option Plan (including the cancellation and re-grant of an Option, constituting a reduction of the Exercise Price of an Option), except in connection with an adjustment made in accordance with the Adjustment Provisions;

4.	any amendment to extend the expiry of an Option beyond its original Expiry Date;

5.	any amendment to Section 3.1(e) or Section 3.1(f) of the Option Plan to increase participation by Insiders; and

6.	any amendment to the provisions of the Option Plan that would permit Options to be transferred or assigned other than for normal estate settlement purposes, provided further that, in the case of any amendment or variance referred to (I) in clause (v) of Section 3.9(b) of the Option Plan, Insiders are not eligible to vote their Common Shares in respect of the required approval of the Shareholders, and (II) in clauses (iii), (iv) or (vi) of Section 3.9(b) of the Option Plan, Insiders who shall benefit from such amendment or variance are not eligible to vote their Common Shares in respect of the required approval of the Shareholders.

For the purposes of the Option Plan, “Change of Control” means the occurrence of any of the following events:

1.	any one person holds a sufficient number of voting shares of the Company or resulting company to affect materially the control of the Company or resulting company;

2.	any combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, hold in total a sufficient number of voting shares of the Company or its successor to affect materially the control of the Company or its successor; or

3.	the Board adopts a resolution to the effect that the circumstances in clause (1) or (2) of this definition have occurred or are imminent,

where such person or combination of persons referred to in clause (1) or (2) of this definition did not previously hold a sufficient number of voting shares to affect materially control of the Company or its successor. In the absence of evidence to the contrary, any person or combination of persons acting in concert by virtue of an agreement, arrangement, commitment or understanding holding more than 20% of the voting shares of the Company or its successor is deemed to materially affect control of the Company or its successor.

Securities Available for Grant Under the Option Plan

The Company adopted its new TSX-approved Option Plan on February 22, 2021, which was approved by Shareholders on July 29, 2021. The Company’s historic incentive plan is the Company’s 2017 Equity Incentive Plan (the “2017 Plan”). The Company is not authorized to make further grants under the 2017 Plan.

The Option Plan is “rolling” such that the aggregate number of Common Shares that may be reserved for issuance pursuant to the Option Plan and all other share compensation arrangements is 10% of the Common Shares outstanding, and such aggregate number of Common Shares issuable under the Option Plan shall increase or decrease as the number of issued and outstanding Common Shares changes.

Under the terms of the Option Plan, the aggregate number of Common Shares that may be reserved for issuance pursuant to the Option Plan and all other share compensation arrangements as of the Record Date is 8,592,975, representing 10% of the Common Shares outstanding. As of the end of the most recently completed financial year, the Company had 4,785,000 Options outstanding under its Option Plan, representing 5.57% of the Company’s issued and outstanding Common Shares; 225,002 Options outstanding under the 2017 Plan, representing 0.26% of the Company’s issued and outstanding Common Shares; and a further 3,582,973 remaining Options available for grant under its Option Plan representing approximately 4.17% of the Common Shares outstanding.

Participation in the Option Plan

The Company’s directors, executive officers and employees can all participate in the Option Plan at the discretion of the Board or the Compensation Committee. None of the unallocated Common Shares under the Option Plan are currently designated to be issued to any of the Company’s executive officers, directors or employees. As the granting of Options is at the discretion of the Compensation Committee as approved by the Board, it is not currently possible to determine the number or amount of Option grants that may be made to the Company’s granted in the future to any individual participant, all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Corporation or all employees as a group.

Currently, there are four non-executive directors, six executive officers, four employees and nil consultants that can participate under the Option Plan.

The following table sets out the number of Options outstanding to the Company’s directors and officers as of the Record Date.

Optionholders - Name and Position	Number of Subject Options
Richard Warke, Executive Chairman	1,450,000
Donald Taylor, Chief Executive Officer	1,500,000
Ty Minnick, Interim Chief Financial Officer	225,002
Johnny Pappas, Vice President, Environmental & Permitting	500,000
Purni Parikh, Sr Vice President, Corporate Affairs and Corporate Secretary	775,000
Tom Ladner, Vice President Legal	400,000
John Boehner, Director	500,000
Daniel Earle, Director	500,000
Poonam Puri, Director	500,000
Lenard Boggio, Director	500,000

All Current Executive Officers as a Group - Total	4,850,002
All Non-Executive Directors as a Group - Total	2,000,000

Annual Burn Rate

The following table sets forth the annual “burn rate” of the 2017 Plan and for the 2021 Stock Option Plan (the “2021 Plan”) for each of the three most recently completed fiscal years, calculated using the TSX’s prescribed methodology pursuant to Section 613(d) of the TSX Company Manual.

Annual Burn Rate(1)	2023	2022	2021
2017 Plan	0.00%	0.00%	0.00%
2021 Plan	0.00%	0.60%	9.27%

(1)	The burn rate is the number of awards granted in a fiscal year, expressed as a percentage of the weighted average number of Common Shares outstanding for the applicable fiscal year calculated in accordance with the CPA Canada Handbook.

United States Federal Income Tax Considerations for U.S. Holders

The Option Plan will permit the award of stock options to U.S. taxpayers that can be either non-qualified stock options that do not meet the requirements of Section 422 of the United States Internal Revenue Code (“NQSOs”) or incentive stock options (referred to herein as “ISOs”) that are qualified under Section 422 of the United States Internal Revenue Code.

ISOs allow more favorable U.S. federal income tax treatment, in some circumstances, for participants in the Option Plan who are subject to United States federal income tax. However, the Company may not be entitled to a compensation expense deduction when ISOs are exercised for purposes of the Company’s United States corporate income taxes. The Option Plan does not require that stock options awarded to United States participants in the Plan be ISOs; the Company has discretion to award either ISOs or NQSOs.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.

Special rules may apply to individuals who are subject to Section 16 of the Exchange Act. In some circumstances, unless a special election is made pursuant to the Code, shares received through exercise of an Option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of ordinary income recognized and the amount of the Company’s income tax deduction will be determined as of the end of that period.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Stock Option Plan Securities

The following table sets forth equity compensation plan information as of December 31, 2023.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (column a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (column b)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans not approved by security holders	225,002	$0.86	0
Equity compensation plans approved by security holders	4,785,000	$1.51	3,582,973
Total	5,010,002	$1.48	3,582,973

Note: C$ converted to US$ based on an exchange rate of C$1.00/US$0.7561.

CORPORATE CEASE TRADE ORDERS OR BANKRUPTCIES

Except as provided below, no proposed director of the Company is, as at the date of this Proxy Statement, or was within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company), that (i) was subject to a cease trade or similar order or an order that denied such company access to any exemption under securities legislation (that was in effect for a period of more than 30 days) that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or (ii) was subject to any such order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer:

Mr. Boggio was a director of Great Western Minerals Group Ltd. (“GWMG”) from January 2013 until July 2015. In April 2015, GWMG entered a support agreement with certain of the holders of GWMG’s secured convertible bonds and GWMG was subsequently granted protection from its creditors under the Companies’ Creditors Arrangements Act. In May 2015, an order was issued by the Financial and Consumers Affairs Authority of the Province of Saskatchewan that all trading in the securities of GWMG be ceased due to its failure to file financial statements for the year ended December 31, 2014. In December 2015, GWMG entered bankruptcy proceedings.

Mr. Boggio was a director of Pure Gold Mining Inc. (“Pure Gold”) until March 30, 2023. On October 31, 2022, Pure Gold applied for and received an initial order for creditor protection from the Supreme Court of British Columbia under the Companies’ Creditors Arrangement Act (“CCAA”) following significant start up and operational difficulties experienced at the PureGold Mine near Red Lake, Ontario. On March 30, 2023, the Court approved Pure Gold’s appointment of a Chief Administrative Officer and the CCAA proceedings remain ongoing.  In April 2023, the shares of Pure Gold Mining were suspended from trading for failure to file the required periodic disclosure related to the year ended December 31, 2022.

No proposed director of the Company is or has within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties or Sanctions

No proposed director of the Company has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement, with a securities regulatory authority, or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

During the Company’s past fiscal year, no director, executive officer or senior officer of the Company, proposed management nominee for election as a director of the Company or associate or affiliate of any such director, executive or senior officer or proposed nominee is or has been indebted to the Company or any of its subsidiaries or is or has been indebted to another entity where such indebtedness is or has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, other than routine indebtedness.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth elsewhere in this Proxy Statement and other than transactions carried out in the ordinary course of business of the Company or any of its subsidiaries, no informed person or proposed director of the Company and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which in either of such cases has materially affected or would materially affect the Company or any of its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set out below, during the fiscal years ended December 31, 2023 and 2022, the Company had no transactions with related persons that exceeded in value the lesser of $120,000 or 1% of the average of the Company’s total assets in each of the last two fiscal years.

On September 13, 2022, the Company entered into a secured note purchase agreement (the “Purchase Agreement”) with Augusta Investments Inc. (“Augusta Investments”) to offer and sell a secured promissory note of the Company (the “Note”) in exchange for Augusta Investments loaning the Company US$22,232,561 (the “Loan”). The Loan and the issuance of the Note occurred on September 13, 2022. The Company used the Loan to make the second payment and deferred payment to Waterton Nevada Splitter LLC (“Waterton”) on September 13, 2022, in connection with the Company’s acquisition of its Reward gold project that closed on June 13, 2022.

The Purchase Agreement contains customary representations and warranties by the Company and Augusta Investments. The Purchase Agreement also contains certain covenants of the Company including maintaining its status as a reporting issuer, maintaining books and records, maintaining its properties, compliance with laws, not incurring additional indebtedness, except for liabilities for trade payables and expenses incurred in the ordinary course of business, and making certain filings to maintain and perfect the security interests of Augusta Investments under the Security Agreement (as defined below).

The Note bears interest at a rate of prime plus 3% and was for an initial term of 12 months. The Note is secured by a first-priority, perfected security interest in all the assets of the Company pursuant to a guarantee and security agreement (the “Security Agreement”) and certain deeds of trust (the “Deeds of Trust”, collectively with the Purchase Agreement, the Note and the Security Agreement, the “Loan Documents”) to be finalized and filed by the Company in accordance with covenants in the Purchase Agreement and the Security Agreement.

Under the terms of the Note, the following events constitute an event of default permitting the holder of the Note to exercise remedies including accelerating the payment of the full amount of the Note plus Interest and exercising rights under the Security Agreement, including selling assets of the Company to satisfy obligations under the Note: (i) the Company shall default in the payment of any part of the principal or unpaid accrued interest on the Note for more than five (5) days after the maturity date or at a date fixed by acceleration or otherwise; (b) the Company shall fail to file the Deeds of Trust in accordance with the Purchase Agreement and such failure continues for more than 10 days or the Company shall fail to maintain perfected liens on all its assets in accordance with the Loan Documents and such failure continues for more than 30 days; (c) any representation or warranty made or deemed made by the Company in the Purchase Agreement or in the Security Agreement is incorrect in any material respect on the date as of which such representation or warranty was made or deemed made; (d) the Company fails to observe or perform (a) any covenant, condition or agreement contained in Section 3 or (b) any other covenant, obligation, condition or agreement contained in the Loan Documents and such failure continues for 30 days; (e) the Company fails to pay when due any of its material debts (other than debts arising under this Note) or any interest or premium thereon when due (whether by scheduled maturity, acceleration, demand or otherwise) and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such debt; (f) one or more judgments or decrees in an amount exceeding in the aggregate $1,000,000 shall be entered against the Company or its subsidiaries and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; (g) the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company; or (h) within sixty (60) days after the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

The payment of the obligations of the Company under the Note is also guaranteed by each of the subsidiaries of the Company pursuant to the Security Agreement.

The Company paid Augusta Investments an origination fee of 0.5% of the amount of the Loan on the closing of the issuance of the Note pursuant to the Purchase Agreement.

On September 13, 2023, the Company and Augusta Investments entered into Amendment Number One (the “Amendment”) to the Note.

The Amendment amends Section 1 of the Note to change the maturity date of the Note from September 13, 2023 to the earlier of (i) first Business Day occurring 30 days after the Lender has provided written notice to the Company demanding payment on the entire unpaid balance of principal and all accrued and unpaid interest thereon; (ii) the date upon which the Company makes payment in full of the entire unpaid balance of principal and all accrued and unpaid interest; and (iii) December 13, 2023.

On December 13, 2023, the Company and Augusta Investments entered into Amendment Number Two (the “Amendment 2”) to the Note. Amendment 2 amends Section 1 of the Note to change the outside maturity date of the Note from December 13, 2023, to March 31, 2024. In consideration for the Lender granting an extension to the maturity date, the Company has agreed to pay to the Lender an extension fee of $33,501, which is accrued and due on the maturity date.

On February 26, 2024, the Company entered into an unsecured note purchase agreement with Donald Taylor (the “Lender”) to offer and sell an unsecured promissory note of the Company in exchange for the Lender loaning the Company US$262,500. In connection with the loan, the Company issued 300,000 warrants to the Lender. Each warrant is exercisable for one share of the Company’s common stock for a period of five years at an exercise price of C$0.62.

On March 27, 2024, the Company entered into Amendment Number One (the “Purchase Agreement Amendment”) to its previously issued Purchase Agreement with Augusta Investments, pursuant to which Augusta Investments agreed to purchase the Note in the amount of US$22,232,561.

The Purchase Agreement Amendment amends the Purchase Agreement to: (i) amend the terms of the Purchase Agreement such that all amounts loaned to the Company under the Purchase Agreement are set forth on Schedule A to the Note, as amended and restated, from time to time; (ii) provide that the Note will be secured by an amended and restated guarantee and security agreement dated March 27, 2024 (the “Amended and Restated Security Agreement”); (iii) amend the Purchase Agreement to provide for multiple closings to occur at mutually agreed upon dates as necessary; (iv) amend the deliverable documents for each closing; and (v) amend the governing law from Delaware to Nevada.

The Purchase Agreement Amendment also provides that in consideration of Augusta Investments granting an extension to the maturity date of the Note from March 31, 2024 to June 30, 2024, the Company has agreed to pay to the lender an extension fee of $27,791, which amount will be accrued in the Note and due on the maturity date of the Note.

In connection with entering into the Purchase Agreement Amendment, Augusta Investments loaned the Company an additional $525,000, less a $25,000 loan origination fee, and the Company issued an amended and restated Note to Augusta Investments dated March 27, 2024 (the “Amended and Restated Note”). The Amended and Restated Note amends the Note to provide that the principal amount due and payable thereunder will be set forth on Schedule A thereto, as amended from time to time, by the mutual agreement of the parties. As issued on March 27, 2024, the Amended and Restated Note is for a principal amount of $22,793,853, which includes (i) the original issue amount of the Note on September 13, 2022 of $22,232,561, (ii) an extension fee of $33,501 on December 13, 2023, (iii) the $525,000 loan on March 27, 2024 and (iv) the extension fee of $27,791 on March 27, 2024. The Amended and Restated Note bears interest at a rate of prime plus 3% and has an outside maturity date of June 30, 2024.

The Amended and Restated Note is secured by a first-priority, perfected security interest in all the assets of the Company and its subsidiaries pursuant to the Amended and Restated Security Agreement and a certain deed of trust, assignment of leases, rents and contracts, security agreement and fixture filing to be filed by the Company pursuant to the requirements of the Amended and Restated Security Agreement. The payment of the obligations of the Company under the Amended and Restated Note is also guaranteed by each of the subsidiaries of the Company pursuant to the Amended and Restated Security Agreement.

Related Person Transactions Policy and Procedure

The Company’s Code of Ethics states that our directors, employees and consultants should not be involved in any activity that creates or gives the appearance of a conflict of interest between their personal interests and the interests of the Company. In particular, without the specific permission of the Chairman of the Audit Committee, ethics officer or the Board (including contracts approved by our Board), no director, employee or consultant, or a member of his or her family shall, unless disclosed to the Company, engage in the list of conflicts of interest transactions set forth in the Code of Ethics. The Company’s directors, employees and consultants must immediately notify the Chairman of the Audit Committee or the ethics officer of the existence of any actual or potential conflict of interest so that the circumstances can be reviewed for a decision on whether a conflict of interest is present, and if so, what course of action is to be taken.

The Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent the Company enters into such transactions. The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

SHAREHOLDER PROPOSALS

Under the Exchange Act, the deadline for submitting stockholder proposals (each, a “Shareholder Proposal”) for inclusion in the management information circular and proxy statement for an annual general meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the Shareholder Proposal is submitted for a regularly scheduled annual general meeting, the Shareholder Proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s management information circular and proxy statement released to the Shareholders in connection with the previous year’s annual general meeting. However, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting Shareholder Proposals for inclusion in the management information circular and proxy statement for the next annual general meeting of the Company will be January 7, 2025.

In addition, the Company’s Bylaws provide notice procedures for Shareholders to nominate a person as a director and to propose business to be considered by Shareholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 60 days and not more than 90 days before the first anniversary of the date on which the Company held its annual meeting in the immediately preceding year; provided, however, that in the case of an annual meeting of Shareholders (A) that is called for a date that is not within thirty (30) days before or after the first anniversary date of the annual meeting of Shareholders in the immediately preceding year, or (B) in the event that the Company did not have an annual meeting of Shareholders in the prior year any such written proposal of nomination must be received by the Board of Directors not less than five days after the earlier of the date the Company shall have (w) mailed notice to its Shareholders that an annual meeting of Shareholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of Shareholders will be held. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting, notice of a nomination or proposal must be delivered to us no later than April 21, 2025 and no earlier than March 22, 2025. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. If a Shareholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of Shareholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of Shareholders and any adjournments or postponements.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2025 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2025, unless the date of our 2025 annual meeting has changed by more than 30 days calendar days from this year's annual meeting in which case such notice will be due on the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

The regulations regarding the delivery of copies of proxy materials and annual reports to Shareholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple Shareholders who share the same address under certain circumstances. Shareholders who hold their Common Shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a Shareholder wishes to revoke such a consent previously provided to a broker, the Shareholder must contact the broker to revoke the consent. In any event, if a Shareholder wishes to receive a separate Proxy Statement and accompanying materials for the Meeting, or the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Shareholder may receive copies by contacting the Corporate Secretary at Suite 555, 999 Canada Place, Vancouver, British Columbia, V6C 3E1. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner. Persons holding Common Shares through a broker can request a single copy by contacting the broker.

OTHER MATTERS

Management of the Company knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting accompanying this Proxy Statement. However, if any other matters that are not known to management should properly come before the Meeting, it is the intention of the persons named in the form of Proxy accompanying this Proxy Statement to vote upon such matters in accordance with their best judgement.

ADDITIONAL INFORMATION

Additional information concerning the Company is available on SEDAR under the Company’s profile at www.sedar.com and EDGAR at www.sec.gov/edgar.shtml. Financial information relating to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year which are contained in its Annual Report on Form 10-K. Shareholders wishing to obtain a copy of the Company’s Annual Report on Form 10-K may contact the Company at the following:

Augusta Gold Corp.	Telephone: (604) 687-1717
Suite 555 – 999 Canada Place	Email: info@augustagold.com
Vancouver, British Columbia V6C 3E1

APPENDIX

Appendix A – Form of Proxy

Appendix B – Stock Option Plan

SIGNATURE

The undersigned hereby certifies that the contents and sending of this Proxy Statement to the Shareholders of the Company have been approved by the Board.

Dated effective as of May 9, 2024.

BY ORDER OF THE BOARD OF DIRECTORS

“Donald R. Taylor”
Donald R. Taylor
President and Chief Executive Officer

APPENDIX “A”

FORM OF PROXY

[Attached.]

Security Class: Common

FORM OF PROXY

Annual General Meeting to be held on June 20, 2024

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Board of Directors to the holder.

If you appoint the Board of Directors Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Board Voting Recommendations highlighted for each Resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof, except as may be limited by applicable law.

This proxy should be read in conjunction with the accompanying documentation provided by the Board of Directors.

Proxies submitted must be received by 10:00 am (Pacific Time) on June 18, 2024, or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting.

PROXY VOTING METHODS
MAIL or HAND DELIVERY	Endeavor Trust Corporation 702 – 777 Hornby Street Vancouver, BC V6Z 1S4
EMAIL	proxy@endeavortrust.com
ONLINE	At www.eproxy.ca and using the control number set forth hereon

CONTROL NUMBER: XXXXXXXX

PASSWORD: XXXXXX

If you vote by EMAIL or Online, DO NOT mail back this proxy.

Voting by mail or by email are the only methods by which a holder may appoint a person as proxyholder other than the Board of Directors Nominees named on the reverse of this proxy.

A-1

Appointment of Proxyholder

I/We, being holder(s) of AUGUSTA GOLD CORP.	OR	Print the name of the person you are
(the “Company”) hereby appoint: Mr. Richard Warke,		appointing if this person is someone other
Executive Chairman, or, failing him, Purni Parikh, Senior Vice President, Corporate Affairs, or, failing her, Tom Ladner, Vice President, Legal		than the Board of Director Nominee listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of stockholders of the Company (the “Meeting”) to be held at Suite 555 - 999 Canada Place, Vancouver, BC V6C 3E1 on June 20, 2024, at 10:00 am (Pacific Time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors	For	Withheld

i) Richard Warke	☐	☐

ii) Donald R. Taylor	☐	☐

iii) Lenard Boggio	☐	☐

iv) John Boehner	☐	☐

v) Daniel Earle	☐	☐

2. Appointment of Auditor	For	Against	Abstain

To appoint Davidson & Company LLP as auditor of the Company until the next annual meeting, and to authorize the directors to fix their remuneration	☐	☐	☐

3. Option Plan Resolution	For	Against	Abstain

To approve all unallocated options under the Company’s current stock option plan, as more particularly set out in the Management Information Circular and Proxy Statement for the Meeting	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.	Signature(s)

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors as indicated above.

Print Name(s) & Signing Capacity(ies), if applicable

Date (MM-DD-YY) THIS PROXY MUST BE DATED

A-2

APPENDIX “B”

STOCK OPTION PLAN

[Attached.]

STOCK OPTION PLAN

AUGUSTA GOLD CORP.

(the “Company”)

Effective as of February 22, 2021

Amended to: June 25, 2021

ARTICLE 1

INTRODUCTION

1.1	Purpose of Plan

The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentives inherent to share ownership by directors, officers, key employees and consultants of the Company and its Subsidiaries who, in the judgment of the Board, will be largely responsible for Company’s future growth and success.

1.2	Definitions

(a)	“Adjustment Provisions” has the meaning set out in Section 2.20.

(b)	“Associate” has the meaning ascribed thereto in the Securities Act.

(c)	“Black Out Period” means any period during which a policy of the Company prevents an Optionee from trading in the Company’s securities.

(d)	“Board” means the board of directors of the Company, or any committee of the board of directors composed of two or more non-Employee directors of the Company to which administration of the Plan has been delegated.

(e)	“Business Day” means any day, other than a Saturday, Sunday or statutory holiday in the Province of British Columbia or the State of Delaware, on which commercial banks in the City of Vancouver are open for business;

(f)	“Change of Control” means the occurrence of any of the following events:

(i)	any one person holds a sufficient number of voting shares of the Company or resulting company to affect materially the control of the Company or resulting company;

(ii)	any combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, hold in total a sufficient number of voting shares of the Company or its successor to affect materially the control of the Company or its successor; or

(iii)	the Board adopts a resolution to the effect that the circumstances in clause (i) or (ii) of this definition have occurred or are imminent,

where such person or combination of persons referred to in clause (i) or (ii) of this definition did not previously hold a sufficient number of voting shares to affect materially control of the Company or its successor. In the absence of evidence to the contrary, any person or combination of persons acting in concert by virtue of an agreement, arrangement, commitment or understanding holding more than 20% of the voting shares of the Company or its successor is deemed to materially affect control of the Company or its successor.

(g)	“Company” means Augusta Gold Corp., a corporation duly incorporated under the laws of the State of Delaware, and includes any successor corporation thereto.

(h)	“Consultant” means a “consultant” (as such term is defined in NI 45-106) that is a natural person, has been engaged to provide services to the Company or any of its Subsidiaries for an initial, renewable or extended period of 12 months or more, is providing bona fide services to the Company that are not in connection with the offeror sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(i)	“Director” means a director of the Company or any of its Subsidiaries.

(j)	“Eligible Person” means any Director, Officer, Employee, Management Company Employee or Consultant, and includes a company that is wholly-owned by such persons.

(k)	“Employee” means an individual who is a bona fide employee of the Company or any Subsidiary of the Company and includes a bona fide permanent part-time employee of the Company or any Subsidiary of the Company.

(l)	“Exchange” means the either the Canadian Securities Exchange, the TSX Venture Exchange, or the Toronto Stock Exchange on which the Shares are listed for trading, or, if the Board in its discretion so determines, any other stock exchange or quotation system on which the Shares are, at the relevant time, listed or quoted for trading;

(m)	“Exercise Price” in respect of an Option, means the price per share at which Shares may be purchased under such Option, as the same may be adjusted from time to time in accordance with the Adjustment Provisions.

(n)	“Expiry Date” in respect of an Option, means the date determined by the Board at the time of grant on which the Option will expire.

(o)	“Heir” has the meaning set out in Section 3.2.

(p)	“Insider” has the meaning ascribed thereto in the TSX Company Manual.

(q)	“Management Company Employee” means an individual who (i) is a bona fide employee of a company that has been engaged to provide management services or support to the Company or any of its Subsidiaries under a written contract for an initial, renewable or extended period of 12 months or more and (ii) spends or will spend a significant amount of time and attention on the affairs and business of the Company or any of its Subsidiaries.

(r)	“NI 45-106” means National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators, as amended from time to time, or such other successor and/or additional regulatory rules, instruments or policies from time to time of Canadian provincial securities regulatory authorities which may govern the trades of securities pursuant to the Plan.

(s)	“Notice of Cashless Exercise” means a notice, substantially in the form set out in Exhibit “C” hereto, or in such other form as may be approved by the Board from time to time, delivered by an Optionee to the Company providing notice of the cashless exercise of an Option previously granted to the Optionee pursuant to Section 2.8 of the Plan.

(t)	“Notice of Exercise” means a notice, substantially in the form set out in Exhibit “B” hereto, or in such other form as may be approved by the Board from time to time, delivered by an Optionee to the Company providing notice of the exercise or partial exercise of an Option previously granted to the Optionee.

(u)	“Offer” has the meaning set out in Section 2.16.

(v)	“Officer” means a senior officer of the Company or any of its Subsidiaries.

(w)	“Option” means an option to purchase Shares granted under the Plan.

(x)	“Optioned Shares” has the meaning set out in Section 2.16.

(y)	“Optionee” means a Participant to whom an Option has been granted under the Plan.

(z)	“Participant” means an Eligible Person who elects to participate in the Plan.

(aa)	“Plan” means this amended and restated stock option plan, as the same may be further amended, restated, modified or supplemented from time to time.

(bb)	“Securities Act” means the Securities Act (British Columbia), R.S.B.C., 1996 c.418, as amended from time to time.

(cc)	“Share Compensation Arrangement” means the Plan and any other stock option, stock option plan, employee stock purchase plan, share distribution plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more Eligible Persons.

(dd)	“Shareholders” means the holders of Shares.

(ee)	“Shares” means the shares of common stock of the Company, par value $0.0001.

(ff)	“Stock Option Plan Certificate” means the option certificate delivered by the Company to an Optionee, substantially in the form set out in Exhibit “A” hereto or in such other form as may be approved from time to time by the Board.

(gg)	“Subsidiary” has the meaning ascribed thereto in the Securities Act.

(hh)	“TSX” means The Toronto Stock Exchange.

(ii)	“TSX Company Manual” means the Company Manual of the TSX, as amended from time to time, including such Staff Notices of the TSX from time to time which may supplement the same.

(jj)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

(kk)	“Withholding Tax Amount” has the meaning set out in Section 3.8.

1.3	Construction

In the Plan, unless otherwise expressly stated or if the context otherwise requires:

(a)	the division of the Plan into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of the Plan;

(b)	the terms “the Plan”, “herein”, “hereby”, “hereof” and “hereunder” and similar expressions refer to the Plan in its entirety and not to any particular provision hereof;

(c)	references to Articles and Sections followed by a number or letter refer to the specified articles and sections of the Plan;

(d)	words importing the singular number only shall include the plural and vice versa and words importing the use of any gender shall include all genders;

(e)	the word “including” is deemed to mean “including without limitation”; and

(f)	whenever the Board is to exercise discretion in the administration of the terms and conditions of this Plan, the term “discretion” means the sole and absolute discretion of the Board.

ARTICLE 2

STOCK OPTION PLAN

2.1	Participation

The Board may, from time to time, in its discretion, subject to the provisions of the Plan, grant Options to Eligible Persons.

2.2	Determination of Option Recipients

The Board shall make all necessary or desirable determinations regarding the granting of Options to such Eligible Persons as the Board deems appropriate and may take into consideration the present and potential contributions of a particular Eligible Person to the success of the Company and any other factors which it may deem proper and relevant.

2.3	Exercise Price

The Exercise Price for each Share subject to an Option shall be determined by the Board, in its discretion, at the time of the Option grant, which Exercise Price will not be lower than the last closing price of a Share on the Exchange preceding the time of the Option grant, rounded up to the nearest whole cent. If the Shares are not traded on an Exchange, the Board will determine the fair market value of the Shares in accordance with valuation principles under 409A of the Code (as defined below). If the Exercise Price of an Option is expressed in a different currency than the closing price of a Share on the Exchange, the closing price will be converted into the currency of the Exercise Price using the Bank of Canada average rate of exchange on the trading day immediately preceding the date of the Option grant.

While the Company is listed on the Canadian Securities Exchange, it will not grant Options with an Exercise Price lower than the greater of the closing market prices of the Shares on (a) the trading day prior to the date of grant of the Options; and (b) the date of grant of the Options.

2.4	Grant of Options

The Board may at any time authorize the granting of Options to such Eligible Persons as it may select for the number of Shares that it shall designate, subject to the provisions of the Plan. The date of each grant of Options shall be determined by the Board when the grant is authorized.

2.5	Stock Option Plan Certificate

Each Option granted to an Optionee shall be evidenced by a Stock Option Plan Certificate detailing the terms of the Option. Upon the delivery of a Stock Option Plan Certificate to an Optionee by the Company, the Optionee shall have the right to purchase the Shares underlying the Option at the Exercise Price set out therein, subject to any provisions with respect to the vesting of the Option and the provisions of the Plan.

2.6	Terms of Options

The periods during which Options may be exercised and the number of Options which may be exercised in any given period shall be determined by the Board at the time of granting Options. Unless the Board determines otherwise and subject to any accelerated termination in accordance with the Plan, each Option shall expire on the fifth anniversary of the date on which it was granted. In no event may an Option expire later than the tenth anniversary of the date on which it was granted.

2.7	Exercise of Option

Subject to the provisions of the Plan and any vesting provisions to which the Option may be subject, an Option that has vested may be exercised from time to time by delivery to the Company of a completed Notice of Exercise, specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment in full of the aggregate Exercise Price for such Shares and any amount required by the Company pursuant to Section 3.8 as a condition to the exercise of the Option. Certificates for such Shares shall be issued and delivered to the Optionee within a reasonable time following the receipt of such Notice of Exercise and payment.

2.8	Cashless Exercise of Option

In lieu of paying the aggregate Exercise Price to purchase Shares as set forth in Section 2.7, but subject to Section 3.8, the Optionee may elect to receive, without payment of cash, in consideration for the surrender of the applicable portion of a then vested and exercisable Option to the Company, a number of Shares determined in accordance with the following formula:

A = B (C – D)/C,

where:

A = the number of Shares to be issued to the Optionee pursuant to this Section 2.8;

B = the number of Shares otherwise issuable upon the exercise of the Option or the portion of the Option being exercised;

C = the closing price of a Share on the Exchange on the trading day immediately preceding the date of delivery of a Notice of Cashless Exercise by the Optionee to the Company, rounded up to the nearest whole cent.

D = the Exercise Price.

If the Exercise Price of an Option is expressed in a different currency than the closing price of a Share on the Exchange, the closing price will be converted into the currency of the Exercise Price using the Bank of Canada average rate of exchange on the trading day immediately preceding the date of the Option grant.

2.9	Hold Period

Shares issued upon the exercise of an Option may be subject to a hold period imposed by the TSX or under applicable securities laws, in which case the certificates representing such Shares shall be legended accordingly.

2.10	Vesting

Options granted pursuant to the Plan shall vest and become exercisable by an Optionee at such time or times as may be determined by the Board on the date of the Option grant, and as indicated in the Stock Option Plan Certificate. The Board in its discretion may accelerate the date upon which any Option vests and becomes exercisable. No unvested Options may be exercised by an Optionee. An Optionee has no entitlement to compensation in respect of unvested, non-exercised and/or terminated Options, nor any claim for damages in lieu thereof, except as otherwise expressly required by minimum standards legislation, if applicable.

2.11	Black Out Periods

If the date on which an Option held by an Optionee is scheduled to expire occurs during, or within 10 Business Days after the last day of, a Black Out Period applicable to such Optionee, then the date on which such Option will expire shall be extended to the last day of such 10 Business Day period.

2.12	Death of Optionee

If an Optionee ceases to be an Eligible Person by reason of death, any Options held by such Optionee on the date of his death shall only be exercisable by the Heir of such Optionee. All such Options shall be exercisable only (i) to the extent that the Optionee was entitled to exercise such Options on the date of his death and (ii) until the one-year anniversary of the death of the Optionee or the Expiry Date of the Option, whichever is earlier.

2.13	Permanent Disability of Optionee

If an Optionee ceases to be an Eligible Person while on permanent disability (which determination shall be made by the Board in its discretion, subject to the duty to accommodate in accordance with human rights legislation if applicable), any Options held by such Optionee shall be exercisable by the Optionee or his legal representatives. Such Optionee’s Options shall be exercisable only (i) to the extent that the Optionee was entitled to exercise such Option on the date the Optionee ceases to be an Eligible Person due to disability and (ii) until the one-year anniversary of the Optionee ceasing to be an Eligible Person due to the disability of the Optionee or the Expiry Date of the Option, whichever is earlier.

2.14	Termination for Cause

If an Employee, Management Company Employee or Officer is dismissed for cause (for this purpose, as determined by the Board in its discretion, or if applicable, as defined in the applicable person’s employment agreement) or a consulting agreement or arrangement is terminated by the Company or any of its Subsidiaries as a result of a breach or default committed thereunder by a Consultant (as determined by the Board in its discretion, and whether or not such termination is effected in compliance with any termination provisions contained in the applicable consulting agreement or arrangement), any Options (whether vested or unvested) held by the Employee, Management Company Employee, Officer or applicable Consultant, as the case may be, shall terminate immediately upon receipt by the Optionee (or consulting firm, if applicable) of notice of such dismissal or termination and shall no longer be exercisable as of the date of such notice (or, if applicable, such other period set out in the Optionee’s employment or consulting agreement or arrangement or prescribed by law). In all such cases, where the cause asserted does not disqualify the Optionee from statutory notice in accordance with minimum standards legislation, if applicable, the exercisable date shall instead cease at the end of the required statutory notice period.

2.15	Termination of Employment, Term of Office or Agreement

If an Optionee ceases to be an Eligible Person (including upon the expiry of a consulting or management services agreement or arrangement), other than in the circumstances described in Section 2.12, 2.13 or 2.14, any Options held by such Optionee on the date the Optionee ceases to provide services to the Company or any of its Subsidiaries shall be exercisable only (i) to the extent that the Optionee is entitled to exercise such Options as of such date, which date shall be adjusted to reflect the end of the statutory notice period where required under minimum standards legislation, if applicable, and (ii) until the 30th day after such date (or such other period as may be determined by the Board in its discretion, set out in the Optionee’s employment or consulting agreement or arrangement, if applicable, or prescribed by law) or the Expiry Date of the Option, whichever is earlier.

2.16	Effect of Take-Over Bid

If a bona fide take-over bid (as such term is defined in the Securities Act, and referred to herein as an “Offer”) for Shares is made, which Offer, if successful, would result in a Change of Control, then the Company shall, immediately upon receipt of notice of the Offer, notify each Optionee of the full particulars of the Offer. The Board may, in its discretion, amend, abridge or otherwise eliminate any vesting schedule so that notwithstanding the other terms of any outstanding Option or the Plan, each outstanding Option may be exercised in whole or in part by the Optionee so as to permit the Optionee to tender the Shares received upon such exercise (the “Optioned Shares”) pursuant to the Offer. If:

(a)	the Offer expires or is withdrawn and no Shares are taken up pursuant to the Offer;

(b)	the Optionee does not tender the Optioned Shares pursuant to the Offer; or

(c)	all of the Optioned Shares tendered by the Optionee pursuant to the Offer are not taken up and paid for by the offeror in respect of the Offer;

then at the discretion of the Board, the Optioned Shares or, in the case of clause (c) above, the Optioned Shares that are not taken up and paid for, shall, subject to applicable laws, be returned by the Optionee to the Company and reinstated as authorized but unissued Shares and the terms of such Option as set forth in the Plan and the applicable Stock Option Plan Certificate shall again apply to the Option. If any Optioned Shares are returned to the Company under this Section, the Company shall refund the Exercise Price paid for such Optioned Shares without interest or deduction.

2.17	Effect of Reorganization, Amalgamation or Merger

If the Company is reorganized, amalgamated or merges or combines with or into another person or completes a plan of arrangement, then, at the discretion of the Board, the Optionee shall be entitled to receive upon the subsequent exercise of his Option in accordance with the terms thereof, and shall accept in lieu of the number of Shares to which he was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, the aggregate number or amount of securities, property, cash and/or any other consideration the Optionee would have been entitled to receive as a result of such transaction if, on the record date of such transaction, the Optionee had been the registered holder of the number of Shares to which he was theretofore entitled upon the exercise of his Option, and such adjustment shall be binding for all purposes of the Plan.

2.18	Effect of Change of Control

If a Change of Control occurs the Board may in its discretion, (a) amend, abridge or otherwise eliminate any vesting schedule so that notwithstanding the other terms of any outstanding Option or the Plan, such that any outstanding Option may be exercised in whole or in part by the Optionee and/or (b) determine that all holders of outstanding Options with an exercise price equal to or greater than the price per Share provided for in the transaction giving rise to such Change of Control shall be entitled to receive and shall accept, immediately prior to or concurrently with the transaction giving rise to such Change of Control, in consideration for the surrender of such Options, the value of such Options determined in accordance with the Black and Scholes Option Pricing Model, as determined by the Board.

2.19	Adjustment in Shares

If there is any change in the Shares resulting from or by means of a declaration of stock dividends, or any consolidation, subdivision or reclassification of the Shares, or otherwise, the number of Shares subject to any Option, the Exercise Price thereof and the maximum number of Shares which may be issued under the Plan in accordance with Section 3.1(a) shall be adjusted appropriately by the Board in its discretion and such adjustment shall be effective and binding for all purposes of the Plan.

2.20	Effect of an Adjustment

Any adjustment under Section 2.17 or Section 2.19 (collectively, the “Adjustment Provisions”) will take effect at the time of the event giving rise to such adjustment. The Adjustment Provisions are cumulative. The Company will not be required to issue fractional Shares in satisfaction of its obligations under the Plan. Any fractional interest in a Share that would, except for this provision, be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Company. If any questions arise at any time with respect to the Exercise Price or number of Shares deliverable upon the exercise of an Option as a result of any of the events set out in Section 2.16, 2.17, 2.18, 2.19 or 2.20 such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act, any other firm of chartered accountants that the Board may designate and who will have access to all appropriate records of the Company, and such determination will be binding upon the Company and all Optionees.

ARTICLE 3

GENERAL

3.1	Maximum Number of Shares

(a)	The aggregate number of Shares that may be reserved for issuance pursuant to the Plan and all other Share Compensation Arrangements shall not exceed 10% of the number of Shares issued and outstanding from time to time.

(b)	Any Shares subject to an Option that expires or terminates without having been fully exercised may be made the subject of a further Option. No fractional Shares may be issued under the Plan.

(c)	Upon the partial or full exercise of an Option, the Shares issued upon such exercise automatically become available to be made the subject of a new Option, provided that the total number of Shares reserved for issuance under the Plan does not exceed 10% of the number of Shares then issued and outstanding.

(d)	The aggregate number of Shares reserved for issuance pursuant to the Plan or any other Share Compensation Arrangement to any one Participant shall not exceed 5% of the number of Shares issued and outstanding at any time.

(e)	The aggregate number of Shares issuable pursuant to the Plan or any other Share Compensation Arrangement to Insiders shall not exceed 10% of the number of Shares issued and outstanding at any time.

(f)	The aggregate number of Shares issued to Insiders pursuant to the Plan or any other Share Compensation Arrangement, within any one-year period, shall not exceed 10% of the number of Shares then issued and outstanding.

3.2	Transferability

Options are non-assignable and non-transferable. During the lifetime of the Optionee, an Option granted to the Optionee shall be exercisable only by the Optionee and, upon the death of an Optionee, by the legal representative of the estate or the person to whom the Optionee’s rights shall have passed by testate succession or by the laws of descent and distribution (the “Heir”) may exercise any Option in accordance with the provisions of Section 2.12, as applicable. Any attempt to otherwise assign or transfer an Option (or any interest therein) shall be null and void.

3.3	Employment

Nothing contained in the Plan shall confer upon any Optionee any right with respect to employment or continuance of employment with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries, to terminate the Optionee’s employment at any time. Participation in the Plan by an Optionee is voluntary.

3.4	No Shareholder Rights

An Optionee shall not have any of the rights or privileges of a Shareholder with respect to any of the Shares covered by an Option until the Optionee exercises such Option in accordance with the terms thereof and the Plan (including tendering payment in full of the aggregate Exercise Price for the Shares in respect of which the Option is being exercised) and the issuance of the Shares by the Company.

3.5	Record Keeping

The Company shall maintain a register in which shall be recorded the name and address of each Optionee, the number of Options granted to each Optionee, the details of each Option granted and the number of Options outstanding.

3.6	Necessary Approvals

Notwithstanding any of the provisions contained in the Plan or in any Option, the Company’s obligation to issue Shares to an Optionee upon the exercise of an Option shall be subject to the following:

(a)	completion of such registration or other qualification of such Shares and the receipt of any approvals of governmental authority or stock exchange as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

(b)	the admission of such Shares to listing on the TSX or any other stock exchange on which the Shares may then be listed for trading; and

(c)	the receipt from the Optionee of such representations, agreements and undertakings, including as to future dealings in such Shares, as the Company or its counsel determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

In connection with the foregoing, the Company shall, to the extent necessary, take all steps determined by the Board in its discretion to be reasonable to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on the TSX or any other stock exchange on which the Shares are then listed for trading. If any Shares cannot be issued to an Optionee for any reason, including the failure to obtain the aforementioned approvals, registrations and qualifications, then the obligation of the Company to issue such Shares shall terminate (without penalty or payment of any compensation or damages) and any Exercise Price paid by an Optionee to the Company shall be returned to the Optionee without interest or deduction.

3.7	Administration of the Plan

The Board is authorized to administer and interpret the Plan and to from time to time adopt, amend and rescind rules and regulations relating to the Plan; provided that the Board shall be entitled to delegate such administration to a committee of the Board. The interpretation and construction of any provision of the Plan by the Board shall be conclusive and binding on the Company and other persons. Day-to-day administration of the Plan shall be the responsibility of the appropriate Officers and all costs in respect thereof shall be paid by the Company.

3.8	Taxes

Upon the exercise of an Option, the Optionee shall make arrangements satisfactory to the Company regarding the payment of any taxes required by any applicable law to be paid in connection with the exercise of the Option. In order to satisfy the Company’s or any Subsidiaries’ obligation, if any, to remit an amount to a taxation authority on account of the Optionee’s taxes in respect of the exercise or other disposition of an Option (the “Withholding Tax Amount”), each of the Company and applicable Subsidiary shall have the right, in its discretion, to:

(a)	withhold amounts from any amount or amounts owing to the Optionee, whether under this Plan or otherwise;

(b)	require the Optionee to pay to the Company the Withholding Tax Amount as a condition to the exercise of the Option by the Optionee; or

(c)	withhold from the Shares otherwise deliverable to the Optionee upon the exercise of the Option such number of Shares as have a market value not less than the Withholding Tax Amount and cause such withheld Shares to be sold on the Optionee’s behalf to fund the Withholding Tax Amount, provided that any proceeds from such sale in excess of the Withholding Tax Amount shall be promptly paid over to the Optionee.

Notwithstanding the foregoing, nothing shall preclude the Company and the Optionee from agreeing to use a combination of the methods described in this Section 3.8 or some other method to fund the Withholding Tax Amount.

3.9	Amendment or Discontinuance of the Plan

The Board may from time to time, subject to applicable law and any required approval of the TSX, any other stock exchange on which the Shares are then listed for trading or any other regulatory authority having authority over the Company or the Plan, suspend, terminate or discontinue the Plan at any time, or amend or revise the terms of the Plan or of any Option granted thereunder and the Stock Option Plan Certificate relating thereto; provided, however, that no such amendment, revision, suspension, termination or discontinuance shall in any manner adversely affect the rights of an Optionee under any Option previously granted under the Plan without the consent of that Optionee.

(a)	For greater certainty and without limiting the generality of the foregoing, Shareholder approval shall not be required for the following amendments, subject to any regulatory approvals, including, where required, the approval of the TSX:

(i)	amendments to the Plan to ensure continuing compliance with applicable laws, regulations, requirements, rules or policies of any governmental or regulatory authority or any stock exchange;

(ii)	amendments of a “housekeeping”, clerical, technical or stylistic nature, which include amendments relating to the administration of the Plan or to eliminate any ambiguity or correct or supplement any provision herein which may be incorrect or incompatible with any other provision hereof;

(iii)	changing the terms and conditions governing any Option(s) granted under the Plan, including the vesting terms, the exercise and payment method, the Exercise Price and the effect of the Optionee’s death or permanent disability, the termination of the Optionee’s employment, term of office or consulting engagement or the Optionee ceasing to be an Eligible Person;

(iv)	determining that any of the provisions of the Plan concerning the effect of the Optionee’s death or permanent disability, the termination of the Optionee’s employment, term of office or consulting engagement or the Optionee ceasing to be an Eligible Person shall not apply for any reason acceptable to the Board;

(v)	amendments to the definition of Eligible Person;

(vi)	changing the termination provisions of the Plan or any Option which, in the case of an Option, does not entail an extension beyond an Option’s originally scheduled expiry date;

(vii)	changing the terms and conditions of any financial assistance which may be provided by the Company to Optionees to facilitate the purchase of Shares under the Plan, or adding or removing any provisions providing for such financial assistance;

(viii)	amendments to the cashless exercise feature set out in Section 2.8;

(ix)	the addition of or amendments to any provisions necessary for Options to qualify for favourable tax treatment to Optionees or the Company under applicable tax laws or otherwise address changes in applicable tax laws;

(x)	amendments relating to the administration of the Plan; and

(xi)	any other amendment, whether fundamental or otherwise, not requiring Shareholder approval under applicable law or the rules or policies of any stock exchange upon which the Shares trade from time to time.

(b)	Notwithstanding anything contained in the Plan to the contrary, no amendment requiring the approval of the Shareholders under applicable law or the rules or policies of any stock exchange upon which the Shares trade from time to time shall become effective until such approval is obtained. In addition to the foregoing, the approval of Shareholders by ordinary resolution shall be required for:

(i)	any amendment to the provisions this Section 3.9 that is not an amendment within the nature of Sections 3.9(a)(i) and 3.9(a)(ii);

(ii)	any increase in the maximum number of Shares that can be issued under the Plan, except in connection with an adjustment made in accordance with the Adjustment Provisions;

(iii)	any reduction in the Exercise Price of an Option granted under the Plan (including the cancellation and re-grant of an Option, constituting a reduction of the Exercise Price of an Option), except in connection with an adjustment made in accordance with the Adjustment Provisions;

(iv)	any amendment to extend the expiry of an Option beyond its original Expiry Date;

(v)	any amendment to Section 3.1(e) or Section 3.1(f) to increase participation by Insiders; and

(vi)	any amendment to the provisions of the Plan that would permit Options to be transferred or assigned other than for normal estate settlement purposes,

provided further that, in the case of any amendment or variance referred to (I) in clause (v) of this Section 3.9(b), Insiders are not eligible to vote their Shares in respect of the required approval of the Shareholders, and (II) in clauses (iii), (iv) or (vi) of this Section 3.9(b), Insiders who shall benefit from such amendment or variance are not eligible to vote their Shares in respect of the required approval of the Shareholders.

3.10	No Representation or Warranty

The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

3.11	Interpretation

The Plan and all other agreements entered into pursuant to the Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

3.12	Compliance with Applicable Law

If any provision of the Plan or any agreement entered into pursuant to the Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Company or the Plan then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

3.13	Effective Date

The Plan (as amended and restated) shall only become effective upon the approval of the Board by ordinary resolution.

3.14	Application of U.S. Securities Laws

Unless a registration statement on Form S-8 under the U.S. Securities Act has been filed by the Company and brought effective by the United States Securities and Exchange Commission registering the Plan and the Shares issuable upon exercise of the Options (the “Registration Statement”), neither the Options which may be granted pursuant to the provisions of the Plan nor the Shares which may be purchased pursuant to the exercise of Options have been registered under the U.S. Securities Act or under any securities law of any state of the United States of America. Accordingly, every Participant shall by acceptance of the Options be deemed to represent, warrant, acknowledge and agree that:

(a)	the Participant is acquiring the Options and any Shares acquired upon the exercise of such Options as principal and for the account of the Participant for investment purposes only;

(b)	in granting the Options and issuing the Shares to the Participant upon the exercise of such Options, the Company is relying on the representations and warranties of the Participant contained in this Plan relating to the Options to support the conclusion of the Company that the granting of the Options and the issue of Shares upon the exercise of such Options do not require registration under the U.S. Securities Act or to be qualified under the securities laws of any state of the United States of America;

(c)	unless a Registration Statement is effective under the U.S. Securities Act registering the exercise of the Options and the issuance of the Shares, each certificate representing Shares issued upon the exercise of such Options to such Participant shall bear the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES OR (E) IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS IN THE SECURITIES ARE PROHIBITED UNLESS IN COMPLIANCE WITH COMPANY POLICY AND THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

(d)	prior to making any disposition of any Shares acquired pursuant to the exercise of such Options, the Participant shall give written notice to the Company describing the manner of the proposed disposition and containing such other information as is necessary to enable counsel for the Company to determine whether registration under the U.S. Securities Act or qualification under any securities laws of any state of the United States of America is required in connection with the proposed disposition and whether the proposed disposition is otherwise in compliance with such legislation and the regulations thereto;

(e)	the Participant will not attempt to effect any disposition of the Shares owned by the Participant and acquired pursuant to the exercise of such Options or of any interest therein which might be subject to the requirements of the U.S. Securities Act in the absence of an effective registration statement relating thereto under the U.S. Securities Act or an opinion of counsel satisfactory in form and substance to counsel for the Company that such disposition would not constitute a violation of the U.S. Securities Act or any securities laws of any state of the United States of America and then will only dispose of such Shares in the manner so proposed;

(f)	the Company may place a notation on the records of the Company to the effect that none of the Shares acquired by the Participant pursuant to the exercise of such Options shall be transferred unless the provisions of the Plan have been complied with; and

(g)	the effect of these restrictions on the disposition of the Shares acquired by the Participant pursuant to the exercise of such Options is such that the Participant may not be able to sell or otherwise dispose of such Shares for a considerable length of time in a transaction which is subject to the provisions of the U.S. Securities Act.

ARTICLE 4

OPTIONS GRANTED TO U.S. PARTICIPANTS

4.1	Definitions

(a)	The following definitions will apply solely for purposes of this Article 4.

(b)	“Code” means the U.S. Internal Revenue Code of 1986, as amended.

(c)	“Disability” means, with respect to any U.S. Participant, that such U.S. Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months. The preceding definition of the term “Disability” is intended to comply with, and will be interpreted consistently with, sections 22(e)(3) and 422(c)(6) of the Code.

(d)	“ISO Employee” means a person who is an employee of the Company (or of any Parent or Subsidiary) for purposes of section 422 of the Code.

(e)	“Fair Market Value” means, with respect to any property (including, without limitation, any Share), the fair market value, as of a given date, of such property, determined by such methods or procedures as are established from time to time by the Board. Unless otherwise determined by the Board, the fair market value of a Share as of a given date will be the closing price of the Company’s Shares traded through the facilities of the Exchange (or, if the Shares are no longer listed for trading on the Exchange, then such other exchange or quotation system on which the Shares are listed or quoted for trading) on the day preceding the date the Shares are to be valued.

(f)	“Grant Date” means, with respect to any Option, the date on which the Board makes the determination to grant such Option or any later date specified by the Board.

(g)	“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” pursuant to section 422 of the Code.

(h)	“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(i)	“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each corporation in such chain (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The preceding definition of the term “Parent” is intended to comply with, and will be interpreted consistently with, section 424(e) of the Code.

(j)	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each corporation (other than the last corporation) in such chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The preceding definition of the term “Subsidiary” is intended to comply with, and will be interpreted consistently with, section 424(f) of the Code.

(k)	“U.S. Participant” means a Participant who is a citizen of the United States or a resident of the United States, in each case as defined in section 7701(a)(30)(A) and section 7701(b)(1) of the Code.

(l)	“10% Shareholder” means any person who owns, taking into account the constructive ownership rules set forth in section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or of any Parent or Subsidiary).

4.2	Terms and Conditions of Options Granted to U.S. Participants

In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the following limitations and requirements will apply to Options granted to a U.S. Participant.

(a)	The number of Shares available for granting Incentive Stock Options under the Plan may not exceed 3,000,000. For greater certainty, such number of Shares is a subset of, and not in addition to, the maximum number of Shares reserved for issuance pursuant to Section 3.1(a).

(b)	The stock option agreement relating to any Option granted to a U.S. Participant shall specify whether such Option is an Incentive Stock Option or a Nonqualified Stock Option. If no such specification is made, the Option will be (a) an Incentive Stock Option if all of the requirements under the Code are satisfied or (b) in all other cases, a Nonqualified Stock Option.

(c)	In addition to the other provisions of this Plan, the following limitations and requirements will apply to an Incentive Stock Option:

(i)	An Incentive Stock Option may be granted only to an ISO Employee (including a director or officer who is also an ISO Employee) of the Company (or any Subsidiary of the Company).

(ii)	The extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under this Plan and all other plans of the Company and of any parent or subsidiary of the Company) exceeds US$100,000 or any limitation subsequently set forth in section 422(d) of the Code, such excess shall be considered Nonqualified Stock Options.

(iii)	The exercise price payable per Share upon exercise of an Incentive Stock Option will not be less than 100% of the Fair Market Value of a Share on the Grant Date of such Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, the exercise price payable per Share upon exercise of such Incentive Stock Option will be not less than 110% of the Fair Market Value of a Share on the Grant Date of such Incentive Stock Option. For greater certainty, the minimum Exercise Price set forth in Section 2.3 will also apply to each Incentive Stock Option.

(iv)	Notwithstanding any other provision of this Plan to the contrary, an Incentive Stock Option will terminate and no longer be exercisable no later than ten years after the date of grant of such Incentive Stock Option; provided, however, that in the case of a grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, such Incentive Stock Option will terminate and no longer be exercisable no later than five years after the date of grant of such Incentive Stock Option;

(v)	To the extent that an Incentive Stock Option is not exercised on or prior to the date that is three (3) months following the date on which the Participant ceases to be employed by the Company (or by any Parent or Subsidiary of the Company), such Option will no longer qualify as an Incentive Stock Option. Notwithstanding the foregoing, if a Participant’s termination of employment is due to Disability, to the extent that an Incentive Stock Option is not exercised on or prior to the date that is one year following the date on which the Participant ceases to be employed by the Company (or by any subsidiary of the Company), such Option will no longer qualify as an Incentive Stock Option. For greater certainty, the limitations in this paragraph govern the U.S. federal income tax treatment of an outstanding Option and whether it will continue to qualify as an ISO. Nothing in this paragraph shall have the effect of extending the period during which an Option otherwise may be exercised pursuant to its terms. For purposes of this Section 4.2(c)(v), the employment of a U.S. Participant who has been granted and Incentive Stock Option will not be considered interrupted or terminated upon (a) sick leave, military leave or any other leave of absence approved by the Administrator that does not exceed ninety (90) days in the aggregate; provided, however, that if reemployment upon the expiration of any such leave is guaranteed by contract or applicable law, such ninety (90) day limitation will not apply, or (b) a transfer from one office of the Company (or of any Parent or Subsidiary) to another office of the Company (or of any Parent or Subsidiary) or a transfer between the Company and any Parent or Subsidiary.

(vi)	Notwithstanding any other provision of this Plan to the contrary, an Incentive Stock Option granted to a U.S. Participant may be exercised during such U.S. Participant’s lifetime only by such U.S. Participant;

(vii)	Notwithstanding any other provision of this Plan to the contrary, an Incentive Stock Option granted to a U.S. Participant may not be transferred, assigned, pledged or hypothecated or otherwise disposed of by such U.S. Participant, except by will or by the laws of descent and distribution; and

(viii)	No Incentive Stock Option will be granted more than ten years after the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by the shareholders of the Company.

(d)	The Company intends that any Stock Options be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the Stock Options. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Stock Option Plan Certificates, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such Stock Option, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of a Stock Option. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the Stock Options are exempt from or comply with Section 409A of the Code.

(e)	The Company shall have no liability to any U.S. Participant or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

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EXHIBIT “A”

AUGUSTA GOLD CORP.

STOCK OPTION PLAN CERTIFICATE

This Certificate is issued pursuant to the provisions of the Stock Option Plan dated as of February 22, 2021 (the “Plan”) of Augusta Gold Corp. (the “Company”) and evidences that ________ (the “Optionee”) is the holder of an option (the “Option”) to purchase up to _______________________ shares of common stock, par value $0.0001 (“Shares”), in the capital stock of the Company at a purchase price of [Cdn/U.S.]$ ______________________________________per Share.

Subject to the provisions of the Plan:

(a)	the Option was awarded to the Optionee as of _____________ (the “Award Date”); and

(b)	the Option shall expire on ___________ (the “Expiry Date”).

[For U.S. Participants:] This Option ___ is an Incentive Stock Option OR _____ is a Non-Qualified Stock Option.

The right to purchase Shares under the Option shall vest in increments over the term of the Option as follows:

Date	Number of Shares which may be Purchased

The Option may be exercised in accordance with its terms, subject to the provisions of the Plan, at any time and from time to time from and including the Award Date through to and including up to 5:00 pm local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Company a Notice of Exercise or a Notice of Cashless Exercise (as each such term is defined in the Plan), in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Augusta Gold Corp.” in an amount equal to the aggregate exercise price of the Shares in respect of which the Option is being exercised. No unvested Options can be exercised.

This Certificate and the Option evidenced hereby are not assignable or transferable and are subject to the terms and conditions contained in the Plan. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

The foregoing Option has been awarded as of Award Date.

By signing this Certificate, the Optionee acknowledges that:

1.	the Optionee has read and understands the Plan and agrees to the terms and conditions of both the Plan and this Certificate;

2.	the Optionee is a bona fide Director, Officer, Employee, Management Company Employee or Consultant (as each such term is defined in the Plan), as the case may be, and is participating in the Plan voluntarily;

3.	in order to satisfy the Company’s obligation, if any, to remit a Withholding Tax Amount (as such term is defined in the Plan), the Company has the right to, among other things:

(a)	withhold amounts from any amount or amounts owing to the Optionee, whether under the Plan or otherwise;

(b)	require the Optionee to pay to the Company the Withholding Tax Amount as a condition to the exercise of the Option by the Optionee; and

(c)	withhold from the Shares otherwise deliverable to the Optionee upon the exercise of the Option such number of Shares as have a market value not less than the Withholding Tax Amount and cause such withheld Shares to be sold on the Optionee’s behalf to fund the Withholding Tax Amount, provided that any proceeds from such sale in excess of the Withholding Tax Amount shall be promptly paid over to the Optionee;

4.	the Optionee consents to the disclosure by the Company of personal information regarding the Optionee to the Toronto Stock Exchange (the “TSX”) (or any other stock exchange or quotation system on which the Shares are listed or quoted for trading) and to the collection, use and disclosure of such information by the TSX, as the TSX (or any other stock exchange or quotation system on which the Shares are listed or quoted for trading) may determine; and

5.	the Optionee has prepared, executed and delivered herewith the supplemental Acknowledgment and Agreement in relation to U.S. securities laws substantially in the form provided by the Company (attached hereto as Schedule A), which is true and correct in every material respect as of the date hereof.

The certificate for the Shares shall bear any legend required under applicable securities laws or by the Toronto Stock Exchange (or any other stock exchange or quotation system on which the Shares are listed or quoted for trading).

AUGUSTA GOLD CORP.

by
Name:
Title:

Witness	Signature of Optionee

Name of Witness (Print)	Name of Optionee (Print)

SCHEDULE A TO EXHIBIT A

STOCK OPTION PLAN

SUPPLEMENTAL ACKNOWLEDGMENT AND AGREEMENT

(ALL OPTION HOLDERS)

Notice is hereby given that, effective this _________ day of ___, 20______ (the “Effective Date”) Augusta Gold Corp. (the “Company”) has granted to ______________________ (the “Option Holder”) an option (the “Option”) to acquire ____________ common shares (“Shares”) up to 5:00 p.m., Vancouver Time, on the _______ day of _____, 20 ______(the “Expiry Date”) at a purchase price of [Cdn/U.S.]$ ___per share (the “Exercise Price”).

The Shares may be acquired as follows:

The grant of the Option evidence hereby is made subject to the terms and conditions of the Stock Option Plan dated as of February 22, 2021 (the “Plan”) of the Company, the terms and conditions of which are hereby incorporated herein.

Unless otherwise notified by the Company, neither the Option nor the Shares have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any securities laws of any state of the United States. The Option may not be exercised unless registered under the U.S. Securities Act or an exemption or exclusion from such registration requirement is available. Any Shares issued to the Option Holder that have not been registered under the U.S. Securities Act will be deemed “restricted securities” (as defined in Rule 144(a)(3) of the U.S. Securities Act) and bear a restrictive legend to such effect.

If the Option Holder is a U.S. Participant, the Option Holder acknowledges that the Option is [not] intended to qualify as “incentive stock options” in accordance with the terms of Section 422 of Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. The Option Holder acknowledges that the Company may have federal, state, provincial or local tax withholding and reporting obligations and consents to such actions by the Company as may reasonably be required to comply with such obligations in connection with the exercise of the Option. The acceptance and exercise of the Option and the sale of Shares issued pursuant to exercise of the Option may have consequences under federal, provincial and other tax and securities laws which may vary depending on the individual circumstances of the Option Holder. Accordingly, the Option Holder acknowledges that the Option Holder has been advised to consult the Option Holder’s personal legal and tax advisors in connection with this Agreement and the Option Holder’s dealings with respect to the Option or the Shares.

To exercise your Option, deliver a written Exercise Notice in the form attached as Exhibit B to the Company’s Stock Option Plan, specifying the number of Shares you wish to acquire, together with a certified cheque or bank draft payable to “Augusta Gold Corp.” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised or deliver a written Exercise Notice in the form attached as Exhibit C to the Company’s Stock Option Plan, specifying the number of Shares you wish to acquire. A certificate for the Shares so acquired will be issued by the transfer agent as soon as possible thereafter.

AUGUSTA GOLD CORP.

Per:
	Authorized Signatory	Employee Signature

EXHIBIT “B”

NOTICE OF EXERCISE

TO:	Augusta Gold Corp.

555 – 999 Canada Place

Vancouver, British Columbia

V6C 3E1

1.	Exercise of Option

The undersigned hereby irrevocably gives notice pursuant the Stock Option Plan dated as of February 22, 2021, as amended (the “Plan”) of Augusta Gold Corp. (the “Company”) of the exercise of an option (the “Option”) to purchase common shares (“Shares”) in the capital stock of the Company at a purchase price of $ ___________ per Share (the “Exercise Price”), and hereby subscribes for (cross out inapplicable item):

(a)	all of the Shares; or

(b)	Shares

which are the subject of the option certificate attached hereto. Calculation aggregate Exercise Price for the Shares:

(a)	number of Shares to be acquired on exercise of the Option:	______________Shares

(b)	times the Exercise Price:	$______________

	Aggregate Exercise Price, as enclosed herewith:	$______________

The undersigned tenders herewith a cheque or bank draft (circle one) in the amount of $ , payable to “Augusta Gold Corp.” in an amount equal to the aggregate Exercise Price, as calculated above, and directs the Company to issue a share certificate evidencing the Shares so purchased in the name of the undersigned to be mailed to the undersigned at the following address:

In connection with such exercise, the undersigned represents, warrants and covenants to the Company (and acknowledges that the Company is relying thereon) that:

(a)	the undersigned understands and agrees that:

______(i) the Shares have not been registered under the U.S. Securities Act and the Shares are being offered and sold by the Company in reliance upon an exemption or exclusion from registration under the U.S. Securities Act; or

______(ii) the Shares have been registered under the U.S. Securities Act and paragraph (c) below does not apply;

(b)	the undersigned confirms that the representations and warranties of the undersigned set forth in the Acknowledgement and Agreement for Option Holders remain true and correct as of the date hereof; and

(c)	unless the shares have been registered under the U.S. Securities Act, the undersigned understands that upon the issuance of the Shares, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES OR (E) IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS IN THE SECURITIES ARE PROHIBITED UNLESS IN COMPLIANCE WITH COMPANY POLICY AND THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

DATED the_____________day of _________.

Witness	Signature of Optionee

Name of Witness (Print)	Name of Optionee (Print)

EXHIBIT “C”

NOTICE OF CASHLESS EXERCISE

TO:	Augusta Gold Corp.

555 – 999 Canada Place

Vancouver, British Columbia

V6C 3E1

1.	Cashless Exercise of Option

The undersigned hereby irrevocably gives notice pursuant the Stock Option Plan dated as of February 22, 2021 (the “Plan”) of Augusta Gold Corp. (the “Company”) of the exercise of an option (the “Option”) to purchase common shares (“Shares”) in the capital stock of the Company at a purchase price of $_________ per Share (the “Exercise Price”), and hereby elects to receive such number of Shares determined pursuant to the formula set out in Section 2.8 of the Plan, based on the following information:

(a)	The number of Shares issuable upon the exercise of
	the Option or the portion of the Option being exercised:	___________Shares

(b)	The Exercise Price:	$_______________

In connection with such cashless exercise, the undersigned represents, warrants and covenants to the Company (and acknowledges that the Company is relying thereon) that (check one):

__________	1.

The Options have been vested for more than six months, the Company is current in its reports with the United States Securities and Exchange Commission and no consideration has been paid on exercise of the Options.

	(a)	The undersigned understands and agrees that:

		________(i) the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act) and the Shares are being offered and sold by the Company in reliance upon an exemption from registration under the U.S. Securities Act; or

		________(ii) the Shares have been registered under the U.S. Securities Act; and

	(b)	The undersigned confirms that the representations and warranties of the undersigned set forth in the Acknowledgement and Agreement for Option Holders remain true and correct as of the date hereof.

__________	2.	If the options have been vested for less than six months or the Company is not current in its reports with the United States Securities and Exchange Commission and the Shares have not been registered under the U.S. Securities Act, the undersigned represents, warrants and covenants to the Company that:

(a)	the undersigned understands and agrees that the Shares are being offered and sold by the Company in reliance upon an exemption from registration under the U.S. Securities Act;

(b)	the undersigned confirms that the representations and warranties of the undersigned set forth in the Acknowledgement and Agreement for Option Holders remain true and correct as of the date hereof; and

(c)	the undersigned understands that until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES OR (E) IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS IN THE SECURITIES ARE PROHIBITED UNLESS IN COMPLIANCE WITH COMPANY POLICY AND THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

DATED the _____________day of ________.

Witness	Signature of Optionee

Name of Witness (Print)	Name of Optionee (Print)